GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1, as Issuer

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

GMAC MORTGAGE CORPORATION, as Servicer

and

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

___________________________

TRANSFER AND SERVICING AGREEMENT

Dated as of August 1, 2006

___________________________

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1
HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2006-HE1

ARTICLE I           DEFINITIONS

2

Section 1.01            Definitions

2

Section 1.02            Rules of Construction

32

Section 1.03            Calculations Respecting Mortgage Loans

33

Section 1.04            Calculations Respecting Accrued Interest

33

ARTICLE II            CONVEYANCE OF MORTGAGE LOANS

33

Section 2.01            Conveyance of Loans; Retention of Obligation to Fund Advances Under
Mortgage Notes

33

Section 2.02            Acceptance of Trust Estate; Review of Documentation

37

Section 2.03            Grant Clause

38

Section 2.04            Further Encumbrance of Trust Estate

40

ARTICLE III          REPRESENTATIONS AND WARRANTIES

41

Section 3.01            Representations and Warranties of the Depositor

41

Section 3.02            Representations and Warranties of the Servicer

43

Section 3.03            Discovery of Breach

45

Section 3.04            Repurchase, Purchase or Substitution of Loans

46

ARTICLE IV        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY

                              THE SERVICER

47

Section 4.01            Duties of the Servicer

47

Section 4.02            Servicer Fidelity Bond and Servicer Errors and Omissions Insurance Policy

47

Section 4.03            [Reserved

48

Section 4.04            Power to Act; Procedures

48

Section 4.05            Collection of Taxes, Assessments and Similar Items

49

Section 4.06            Collection Account

50

Section 4.08            Reports of Indenture Trustee to Securityholders and the Insurers

53

Section 4.09            [Reserved]

56

Section 4.10            [Reserved]

56

Section 4.11            Assumption of Servicing by Indenture Trustee

56

Section 4.12            “Due-on-Sale” Clauses; Assumption Agreements

57

Section 4.13            Release of Mortgage Files

57

Section 4.14            Documents, Records and Funds in Possession of Servicer To Be Held for

                                Indenture Trustee

58

Section 4.15            Opinion

59

Section 4.16            Standard Hazard and Flood Insurance Policies

59

Section 4.17            Presentment of Claims and Collection of Proceeds

59

Section 4.18            [Reserved]

59

Section 4.19            [Reserved]

59

Section 4.20            Compensation to the Servicer

60

Section 4.21            REO Property

60

Section 4.22            [Reserved]

61

Section 4.23            Reports to the Indenture Trustee

61

Section 4.24            Assessment of Compliance and Attestation Reports

62

Section 4.25            Annual Statement of Compliance with Applicable Servicing Criteria

63

Section 4.26            Merger or Consolidation

64

Section 4.27            Resignation of Servicer

64

Section 4.28            Assignment or Delegation of Duties by the Servicer

64

Section 4.29            [Reserved]

65

Section 4.30            Indemnification; Third-Party Claims

65

Section 4.31            Limitation of Servicer’s Liability

65

Section 4.32            Alternative Index

66

Section 4.33            Transfer of Servicing

66

ARTICLE V        DEPOSITS AND DISTRIBUTIONS TO HOLDERS

68

Section 5.01            The Collection Account

68

Section 5.02            The Payment Account

68

Section 5.03            Payments from the Payment Account

69

Section 5.04            The Policies; the Policy Payment Account

70

Section 5.05            The Reserve Account

71

Section 5.06            Other Reserve Accounts

72

Section 5.07            The Certificate Account

74

Section 5.08            Control of the Trust Accounts

74

Section 5.09            Allocation of Charge-Off Amounts

79

ARTICLE VI       EVENTS OF SERVICER TERMINATION

79

Section 6.01            Events of Servicer Termination; Indenture Trustee To Act; Appointment of

                                Successor

79

Section 6.02            Additional Remedies of Indenture Trustee Upon Event of Servicer Termination

83

Section 6.03            Waiver of Defaults

83

Section 6.04            Notification to Holders

83

Section 6.05            Directions by Securityholders and Duties of Indenture Trustee During Event of

                                Servicer Termination

84

Section 6.06            Action Upon Certain Failures of the Servicer and Upon Event of Servicer

                                Termination

84

Section 6.07            Preparation of Reports

84

ARTICLE VII     RAPID AMORTIZATION EVENTS

92

Section 7.01            Rapid Amortization Events

92

ARTICLE VIII    TERMINATION

94

Section 8.01            Termination

94

Section 8.02            Termination Prior to Final Scheduled Payment Date; and Optional Redemption

94

Section 8.03            [Reserved]

95

Section 8.04            Certain Notices upon Final Payment

95

Section 8.05            Beneficiaries

95

ARTICLE IX      MISCELLANEOUS PROVISIONS

95

Section 9.01            Binding Nature of Agreement; Assignment

95

Section 9.02            Entire Agreement

95

Section 9.03            Amendment

96

Section 9.04            Acts of Securityholders

97

Section 9.05            Recordation of Agreement

97

Section 9.06            Governing Law

97

Section 9.07            Notices

97

Section 9.08            Severability of Provisions

98

Section 9.09            Indulgences; No Waivers

98

Section 9.10            Headings Not To Affect Interpretation

98

Section 9.11            Benefits of Agreement

98

Section 9.12            Special Notices to the Rating Agencies

98

Section 9.13            Counterparts

99

Section 9.14            Execution by the Issuer

99

ATTACHMENTS

Exhibit A-1            Form of Initial Certification

Exhibit A-2            Form of Interim Certification

Exhibit A-3            Form of Final Certification

Exhibit A-4            Form of Endorsement

Exhibit B                Request for Release of Documents and Receipt

Exhibit C                [Reserved]

Exhibit D                Form of Advance Notice to be provided by the Servicer to the Holder of the

                                         Class L Certificates

Exhibit E                Custodial Agreement (U.S. Bank National Association)

Exhibit F                Custodial Agreement (Deutsche Bank National Trust Company)

Exhibit G                Form of Certification to be provided to Depositor and/or Servicer by the

                                         Indenture Trustee

Exhibit H                Form of Certification to be provided by the Depositor by the Servicer

Exhibit I                Form of Back-up Certification to be provided to the Depositor and/or the

                                         Servicer by the Indenture Trustee

Exhibit J                Form of Certification regarding Servicing Criteria to be addressed in report on

                                         Assessment of Compliance

Exhibit K                Transaction Parties

Schedule A                Mortgage Loan Schedule

This TRANSFER AND SERVICING AGREEMENT, dated as of August 1, 2006 (the “Agreement” or the “Transfer and Servicing Agreement”), is by and among GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1, a Delaware statutory trust, as issuer (the “Issuer”), STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”) and GMAC MORTGAGE CORPORATION, a Pennsylvania corporation, as servicer (the “Servicer”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor has acquired the Loans from Lehman Brothers Holdings Inc. (the “Seller”) pursuant to the Mortgage Loan Sale Agreement, and at the Closing Date is the owner of the Loans and the other property being conveyed by it to the Issuer hereunder for inclusion in the Trust Estate.

WHEREAS, such Loans consist of certain home equity lines of credit and closed end, second lien mortgage loans;

WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Residual Certificates from the Issuer, as consideration for its transfer to the Issuer of the Loans and the other property constituting the Trust Estate;

WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Loans and the other property constituting the Trust Estate;

WHEREAS, pursuant to the Indenture, the Issuer will pledge the Loans and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

The following table sets forth the Class Designation, Note Rate, Original Note Principal Amount and minimum denomination for the Notes of each Class issued pursuant to the Indenture.

Class Designation	Note Rate	Original Note Principal Amount	Minimum Denominations
Class Ax	(1)	$1,331,838,000	$250,000
Class Ac	(2)	$ 500,000,000	250,000

_______________

(1)

The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class Ax Notes is the per annum rate equal to the lesser of (i) LIBOR plus 0.17% and (ii) the Maximum Rate for such Payment Date.

(2)

The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class Ac Notes is the per annum rate equal to the lesser of (i) LIBOR plus 0.17% and (ii) the Maximum Rate for such Payment Date.

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline: As defined in Section 6.07(f)(i).

Accelerated Principal Payment: With respect to any Payment Date a payment received as a payment of principal by the Noteholders, for the purpose of increasing the related Overcollateralization Amount, and to be paid from the Excess Cashflow, and equal to for any Payment Date the lesser of (x) the amount of the Excess Cashflow and (y) the Overcollateralization Deficiency Amount.

Accepted Servicing Practices: Those servicing standards, policies and procedures set forth in the GMACM Home Equity Servicing Guidelines and in manner consistent with the terms of this Agreement and that shall be normal and usual in its general mortgage servicing activities and consistent with the manner in which it services all other Loans in its servicing portfolio with characteristics similar to those of the Loans.

Accountant: A person engaged in the practice of accounting that (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Additional Balance: With respect to any Loan and any date of determination, the aggregate amount of all Draws conveyed to the Issuer with respect to such Loan pursuant to Section 2.01.

Additional Balance Advance Amount: As to any Payment Date during the Managed Amortization Period, the difference, if any, between (a) the aggregate excess, if any, for all prior Payment Dates during the Managed Amortization Period of (i) the aggregate principal amount of all Additional Balances created during the Collection Period relating to each such Payment Date over (ii) Principal Collections in respect of the Loans relating to each such Payment Date, and (b) the aggregate Additional Balance Advance Amounts paid to the Holder of the Class L Certificates on all prior Payment Dates pursuant to Section 5.03(b)(iii) or (xi) of this Agreement.

Additional Servicer:  Each affiliate of the Servicer that Services any of the Loans and each Person who is not an affiliate of the any Servicer, who Services 10% or more of the Loans.

Administration Agreement: The Administration Agreement dated as of August 1, 2006 among the Issuer, the Administrator and the Depositor, as may be amended or supplemented from time to time.

Administrator: U.S. Bank National Association, a national banking association, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

Advance Notice:  A notice to the Class L Certificateholder substantially in the form of Exhibit D.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Trust Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Estate.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Agreement: This Transfer and Servicing Agreement and all amendments and supplements hereto.

Anniversary Year: The one-year period beginning on the Closing Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on the next succeeding anniversary of the Closing Date.

Annual Fee: Any annual fee payable with respect to a HELOC in accordance with the related Credit Line Agreement.

Annual Fee Reserve Account: The account designated as the “Annual Fee Reserve Account” and established pursuant to Section 5.06(b).

Appraised Value: With respect to any Loan, the amount set forth in an appraisal made in connection with the origination of such Loan as the value of the related Mortgaged Property.

Assignment and Assumption Agreement:  The Assignment and Assumption Agreement dated as of August 1, 2006, between Lehman Brothers Bank, FSB, and LBH.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Indenture Trustee for the benefit of the Noteholders and the Insurers, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Issuer nor the Indenture Trustee shall be responsible for determining whether any such assignment is in recordable form.

Avoided Payment: With respect to the Class Ax Notes, any payment of principal or interest previously paid to a holder of a Class Ax Note by or on behalf of the Issuer that is voided as a result of any Insolvency Proceeding (as defined in the Class Ax Policy) and which is returned by a holder of Class Ax Notes as required by a final, nonappealable order of a court of competent jurisdiction.

Available Funds: With respect to any Payment Date, the amount then on deposit in the Payment Account, after taking into account the deposits thereto made pursuant to Section 5.03(a) of this Agreement, if any (exclusive of the amount of any related Insured Amount or Preference Payment then on deposit in the Policy Payment Account or deposited into the Policy Payment Account in accordance with Section 5.04 of this Agreement).

Back-Up Certification: As defined in Section 6.07(f)(iii).

Bank: As defined in the definition of “Eligible Investments”.

Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of the Bankruptcy Code or any other similar federal or state laws.

Bankruptcy Code: The United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

Book-Entry Notes: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Indenture Trustee is located, or the States of New York, Delaware, Minnesota or Pennsylvania are authorized or obligated by law or executive order to be closed.

Certificate Account: The account maintained by the Administrator pursuant to Section 5.07.

Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

Certifying Party: As defined in Section 6.07(f)(iii).

Charge-Off Amount: With respect to any (a) Charged-Off Loan, as defined in clause (a)(i) of the definition thereof, the amount of the Principal Balance of such Loan that has been written down, and for any Charged-Off Loan, as defined in clause (a)(ii) of the definition thereof, is the entire outstanding Principal Balance of such Loan and (b) any Loan that is a Charged-Off Loan, as defined in clause (b) of the definition thereof, the related Principal Balance immediately prior to liquidation minus the proceeds received in connection with the liquidation that are allocable to principal.

Charged-Off Loan: Means (a)(i) a Loan with a Principal Balance that has been written down on the Servicer’s servicing system in accordance with its policies and procedures and (ii) any Loan that is more than 180 days past due or (b) a Loan that became a Liquidated Mortgage Loan.

Class: All Notes and Certificates bearing the same class designation.

Class A Principal Payment Amount: With respect to each Payment Date, (a) prior to the Stepdown Date or if a Rapid Amortization Event has occurred, the Principal Payment Amount for such Payment Date and (b) on or after the Stepdown Date and if a Rapid Amortization Event has not occurred, the lesser of (A) the excess of (i) the Note Principal Amount of the Notes immediately prior to the applicable Payment Date over (ii) the Class A Target Amount and (B) the Principal Payment Amount for such Payment Date.

Class A Target Amount: With respect to each Payment Date, the lesser of (a) the product of (i) 94.00% and (ii) the Pool Balance at the end of the related Collection Period and (b) the excess if any of (i) the Pool Balance at the end of the related Collection Period over (ii) 0.50% of the Initial Pool Balance.

Class Ac Allocation Percentage: With respect to any Payment Date, a fraction, the numerator of which is the outstanding Note Principal Amount of the Class Ac Notes after taking into account any payments of principal on the related Payment Date from all sources other than the Class Ax Policy or the Class Ac Policy, as applicable and the denominator of which is the aggregate outstanding Note Principal Amount of the Notes after taking into account any payments of principal on the related Payment Date from all sources other than the Class Ax Policy or the Class Ac Policy.

Class Ac Insurance Agreement: The Insurance and Indemnity Agreement, dated as of August 21, 2006, by and among the Class Ac Insurer, the Servicer, the Seller, the Depositor, the Issuer and the Indenture Trustee.

Class Ac Insured Amount: As defined in the Class Ac Policy with respect to the Class Ac Notes.

Class Ac Insured Payment: As defined in the Class Ac Policy with respect to the Class Ac Notes.

Class Ac Insurer: CIFG Assurance North America, Inc., a New York corporation, or any successor thereto.

Class Ac Note: Any Note designated as a “Class Ac Asset-Backed Note” on the face thereof, substantially in the form of Exhibit A-2 to the Indenture.

Class Ac Note Rate:  With respect to any Interest Accrual Period will be the lesser of (a) the One-month LIBOR plus 0.17% and (b) the Maximum Rate.

Class Ac Overcollateralization Deficit: With respect to any Payment Date and the Class Ac Notes, the product of the Class Ac Allocation Percentage and the Overcollateralization Deficit.

Class Ac Policy: The certificate guaranty insurance policy no. CIFG NA-1164 and any endorsement thereto, with respect to the Class Ac Notes, dated as of August 28, 2006, issued by the Class Ac Insurer to the Indenture Trustee for the benefit of the Class Ac Notes.

Class Ax Allocation Percentage: With respect to any Payment Date, a fraction, the numerator of which is the outstanding Note Principal Amount of the Class Ax Notes after taking into account any payments of principal on the related Payment Date from all sources other than the Class Ax Policy or the Class Ac Policy, as applicable and the denominator of which is the aggregate outstanding Note Principal Amount of the Notes after taking into account any payments of principal on the related Payment Date from all sources other than the Class Ax Policy or the Class Ac Policy.

Class Ax Insurance Agreement: The Insurance and Indemnity Agreement, dated as of August 28, 2006, by and among the Class Ax Insurer, the Servicer, the Seller, the Depositor, the Issuer and the Indenture Trustee.

Class Ax Insured Amount: Has the same meaning assigned to “Insured Amount” in the Class Ax Policy.

Class Ax Insured Payment: Has the same meaning assigned to “Insured Payment” in the Class Ax Policy.

Class Ax Insurer: XL Capital Assurance Inc., a New York corporation, or any successor thereto.

Class Ax Note: Any Note designated as a “Class Ax Asset-Backed Note” on the face thereof, substantially in the form of Exhibit A-1 to the Indenture.

Class Ax Note Rate: With respect to any Interest Accrual Period will be the lesser of (a) the One-month LIBOR plus 0.17% and (b) the Maximum Rate.

Class Ax Overcollateralization Deficit: With respect to any Payment Date and the Class Ax Notes, the product of the Class Ax Allocation Percentage and the Overcollateralization Deficit.

Class Ax Policy: The certificate guaranty insurance policy no. CA03248A and any endorsement thereto, with respect to the Class Ax Notes, dated August 28, 2006, issued by the Class Ax Insurer to the Indenture Trustee for the benefit of the Class Ax Noteholders.

Class Ax Reimbursement Amount: With respect to any Payment Date and the Class Ax Notes, is the sum of (x)(i) all Class Ax Insured Payments and Avoided Payments paid by the Class Ax Insurer, but for which the Class Ax Insurer has not been reimbursed prior to such Payment Date, plus (ii) interest accrued on such Class Ax Insured Payments and Avoided Payments not previously repaid calculated at the Late Payment Rate, from the date the Indenture Trustee received the related Class Ax Insured Payments or Avoided Payments, and (y) without duplication (i) any amounts then due and owing to the Class Ax Insurer under the Class Ax Insurance Agreement, but for which the Class Ax Insurer has not been paid or reimbursed prior to such Payment Date, plus (ii) interest on such amounts at the Late Payment Rate.

Class B Certificate: A Residual Certificate, substantially in the form of Exhibit A-1 to the Trust Agreement.

 Class BA Distribution Amount:  For any Payment Date, the lesser of (i) the aggregate amount of Annual Fees collected during the related Collection Period and (ii) the aggregate amount applied pursuant to Sections 5.06(b)(i) and (ii) on such Payment Date.

Class BT Distribution Amount:  For any Payment Date, the lesser of (i) the aggregate amount of Termination Fees collected during the related Collection Period and (ii) the aggregate amount applied pursuant to Sections 5.06(a)(i) and (ii) on such Payment Date.

Class L Certificate: A Residual Certificate, substantially in the form of Exhibit A-2 to the Trust Agreement.

Class L Certificate Rate: Means the weighted average of the Class Ax Note Rate and the Class Ac Note Rate weighted on the basis of the respective Note Principal Amounts of each Class of Notes.

Class R Certificate: A Residual Certificate, substantially in the form of Exhibit A-4 to the Trust Agreement.

Class Principal Balance: With respect to the Class L Certificates and any Payment Date during the Managed Amortization Period, the Additional Balance Advance Amount for such Payment Date.  With respect to the Class L Certificates and any Payment Date during the Rapid Amortization Period, the sum of (a) the Additional Balance Advance Amount for the first Payment Date in the Rapid Amortization Period and (b) the aggregate amount of Draws conveyed to the Issuer during the Rapid Amortization Period, less (x) the aggregate of all Charge-Off Amounts for all Payment Dates prior to such Payment Date allocated to the Class L Certificates and (y) after the Notes are paid in full, distributions to such Class pursuant to Section 3.11 of the Trust Agreement representing principal payments on the Loans.

With respect to the Class B Certificates and any Payment Date, an amount equal to the excess of the Pool Balance on the last day of the related Collection Period (after taking into account all Interest Collections and Principal Collections for such Payment Date) over the sum of the aggregate Note Principal Amount of the Notes and the Class Principal Balance of the Class L Certificates, in each case immediately after such Payment Date.

With respect to the Class R Certificates and any Payment Date, zero.

Closed End Second: A Mortgage and the related Mortgage Note or other evidences of indebtedness (related to a closed end conventional, fixed rate, second lien residential mortgage loan) secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Indenture Trustee for the benefit of Securityholders and the Insurers pursuant to Section 2.01 or Section 3.04, including each applicable Loan listed on the applicable Mortgage Loan Schedule as amended from time to time.

Closed End Second Note: With respect to any Closed End Second, the related promissory note executed by the related Mortgagor and any amendment or modification thereof.

Closing Date: August 28, 2006.

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto.

Collateral: As defined in the Granting Clause of the Indenture.

Collection Account: A separate account established and maintained by the Servicer pursuant to Section 4.07.

Collection Period: With respect to any Payment Date and Loan, the calendar month immediately preceding such Payment Date.

Combined Loan-to-Value Ratio: With respect to any Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit (with respect to a HELOC) or the Outstanding Principal Balance (with respect to a Closed End Second) and (B) the outstanding Principal Balance as of the date of application for the credit line (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such Loan) with respect to such HELOC, or at origination, with respect to such Closed End Second of any mortgage loan or mortgage loans that are senior in priority to such Loan and which are secured by the same Mortgaged Property, and the denominator of which is (I) the Appraised Value of the related Mortgaged Property as set forth in the related Mortgage File as of the date of the appraisal or on such subsequent date, if any, or (II) in the case of a Mortgaged Property purchased within one year of the date of execution of the related Mortgage Note, the lesser of (x) the Appraised Value of such Mortgaged Property as set forth in the related Mortgage File as of the date of the related appraisal and (y) the purchase price of the related Mortgaged Property.

Commission: The Securities and Exchange Commission.

Control: The meaning specified in Section 8-106 of the New York UCC.

Controlling Insurer: For so long as the Notes remain outstanding or any Reimbursement Amounts remain due and owing to an Insurer (i) the Insurer that insures the majority of the outstanding Note Principal Amount, unless an Insurer Default has occurred and is continuing with respect to such Insurer or (ii) if an Insurer Default has occurred with respect to the Insurer in clause (i) hereof, the remaining Insurer, provided that no Insurer Default has occurred and is continuing with respect to such Insurer, and (iii) if an Insurer Default has occurred and is continuing with respect to both Insurers, there shall not be a Controlling Insurer.

Controlling Party: The Controlling Insurer, and to the extent there is no Controlling Insurer, the Majority Securityholders.

Corporate Trust Office: The corporate trust office of the Indenture Trustee at which, at any particular time, its corporate trust business with respect to this Agreement shall be administered, which office at the date hereof is located at (i) for purposes of the transfer and exchange of certificates, 60 Livingston Avenue, St. Paul, Minnesota 55107, and (ii) for all other purposes, One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: Structured Finance Services – Greenpoint Mortgage Funding Trust 2006-HE1.

Credit Limit: As to any HELOC, the maximum principal balance permitted under the terms of the related Credit Line Agreement.

Credit Line Agreement: With respect to any HELOC, the related home equity line of credit agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

Credit Scores: With respect to the Loans, statistical credit scores obtained by mortgage lenders in connection with the loan application to help assess a borrower’s creditworthiness.

Cumulative Loss Amounts: Means the amount by which the Charge-Off Amounts exceed the Recovered Amounts.

Custodial Account: Any custodial account (other than an Escrow Account) established and maintained by the Servicer.

Custodial Agreement: Each custodial agreement attached as Exhibit E hereto, and any custodial agreement subsequently executed by the Indenture Trustee and acknowledged by the Servicer substantially in the form thereof.

Custodian: Each custodian appointed by the Indenture Trustee pursuant to a Custodial Agreement, and any successor thereto.  The initial Custodians are U.S. Bank National Association and Deutsche Bank National Trust Company.

Cut-off Date: Close of business on August 1, 2006.

Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Rapid Amortization Event.

Deficiency Amount: With respect to the related Class of Notes, as defined in the related Policy.

Definitive Notes: As defined in Section 2.11 of the Indenture.

Deleted Mortgage Loan: A Loan that is repurchased from the Trust Estate pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

Delinquent: A Loan is “delinquent” if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.  A Loan is “30 days delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month.  Similarly for “60 days delinquent,” “90 days delinquent” and so on.

Depositor: Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date: With respect to any Payment Date, the 10th day of the month, or if such day is not a Business Day, the immediately preceding Business Day or such earlier day as shall be designated by the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurers and no Insurer Default has occurred and is continuing with respect to an Insurer, each such Insurers.

Draw: With respect to any HELOC, an additional borrowing by the related Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

Draw Period: With respect to any HELOC, the period of time specified in the related Credit Line Agreement whereby a Mortgagor may make a Draw under the related Credit Line Agreement, not to exceed five, ten or fifteen years (as applicable) unless extended pursuant to such Credit Line Agreement and this Agreement, such extension to be limited by the provisions of the related Transfer Agreement.

Due Date: With respect to any Loan, the date on which principal and/or interest is due under the related Mortgage Note.

Early Payment Default Loan: A Loan that may be required to be repurchased by the Seller pursuant to Section 3.01(b) if the borrower fails to make a timely payment prior to the expiration of the related Early Payment Default Period.

Early Payment Default Period: The period for any related Loan, which is not longer than the date specified on the Mortgage Loan Schedule, during which an Early Payment Default Loan may become required to be repurchased by the Seller pursuant to Section 3.01(b).

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies and the Controlling Insurer or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Indenture Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, acceptable to the Indenture Trustee, the Rating Agencies and the Controlling Insurer.  Eligible Accounts may bear interest.

Eligible Investments: Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any affiliate or agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or FHLMC with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Pool Balance and the aggregate principal amount of all Eligible Investments in the Payment Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or any Affiliate thereof), (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating assigned by each Rating Agency of any of the Notes without regard to the related Policy.  Such investments in this subsection (viii) may include money market mutual funds or common Trust Estates, including any fund for which U.S. Bank National Association (the “Bank”) in its capacity other than as Indenture Trustee, the Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank, the Indenture Trustee, the Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank, the Indenture Trustee, the Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.  The Indenture Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Indenture Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

Entitlement Order: The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Errors and Omissions Insurance Policy: Any errors or omission insurance policy required to be obtained by the Servicer satisfying the requirements of Article IV.

Escrow Account: Any account with respect to tax and insurance escrow payments established and maintained by the Servicer pursuant to Article IV.

Event of Servicer Termination: Any one of the conditions or circumstances enumerated in Section 6.01(a).

Excess Cashflow: With respect to any Payment Date, the Available Funds for such Payment Date which remain on deposit in the Payment Account after taking into account the payments on such Payment Date listed in clauses (i) through (vi) of Section 5.03(b).

Exchange Act:  The Securities and Exchange Act of 1934, as amended.

Exchange Act Signing Party:  The Depositor.

Expense Fee Rate: Is an amount equal to the sum of (i) the Servicing Fee Rate, (ii) the Owner Trustee Fee Rate, (iii) a per annum rate equal to a fraction, the numerator of which is the product of (a) 12 and the sum of (b)(1) Relief Act Shortfalls, (2) any interest shortfalls resulting from prepayments of the Loans and (3) payments to the Indenture Trustee in respect of the Indenture Trustee Expense Amount and the denominator of which is the Pool Balance at the beginning of the related Collection Period and (iv) the Weighted Average Premium Percentage rate.

Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fidelity Bond: Any fidelity bond required to be obtained by the Servicer satisfying the requirements of Section 4.03.

Final Certification: The certification, in the form attached hereto as Exhibit A-3.

Final Scheduled Payment Date: The Payment Date in March 2037, whereby the Holders of each Class of Notes shall be entitled to receive a payment of principal in an amount equal to the Note Principal Amount of such Class of Notes and any accrued and unpaid interest thereon.

Financial Asset: The meaning specified in Section 8-102(a)(9) of the New York UCC.

Form 10-K Certification:  The certification required pursuant to Rule 13a-14 under the Exchange Act.

GAAP: Generally accepted accounting principles as in effect in the United States of America, consistently applied.

GMACM: GMAC Mortgage Corporation, a Pennsylvania corporation, or any successor thereto.

Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set off against, deposit, set over and confirm pursuant to the Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, or any successor thereto.

Gross Margin: As to any Loan, the percentage set forth as the “Gross Margin” for such Loan on Schedule A to this Agreement.

GNMA: The Government National Mortgage Association, a wholly-owned corporate instrumentality of the United States within HUD.

HELOC: A Mortgage and the related Credit Line Agreement or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Indenture Trustee for the benefit of Securityholders pursuant to Section 2.01 or Section 3.04, including each Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Holder or Securityholder: The registered holder of any Note or Residual Certificates as recorded on the books of the Note Registrar or the Certificate Registrar, as applicable, except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note or Residual Certificates registered in the name of the Depositor, the Servicer or the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, only Notes and Residual Certificates which a Responsible Officer of the Indenture Trustee knows to be so held shall be disregarded.  The Indenture Trustee may request and conclusively rely on certifications by the Depositor in determining whether any Notes or the Residual Certificates are registered to an Affiliate of the Depositor.  Any Notes on which payments are made under the related Policy shall be deemed to be Outstanding in accordance with the Indenture and held by the Insurers to the extent of such payment.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Impac: Impac Funding Corporation or any successor in interest thereto.

Indenture: The Indenture dated as of August 1, 2006, between the Issuer and the Indenture Trustee, as such may be amended or supplemented from time to time.

Indenture Trustee: U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee, or any successor in interest.

Indenture Trustee Expense Amount: As defined in Section 5.03(b) of this Agreement.

Indenture Trustee Fee Amount:  With respect to any Payment Date, an amount equal to the reinvestment earnings on the amount on deposit in the Payment Account during the period specified in Section 5.02(b) for the related Payment Date.

Indenture Trustee Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to the Indenture Trustee for the benefit of the Noteholders under the Indenture or the Notes.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index: The index specified in the related Mortgage Note for calculation of the Loan Rate thereof.

Initial Certification: The certification in the form attached hereto as Exhibit A-1.

Initial LIBOR Rate: 5.3281%.

Initial Pool Balance:  $1,831,838,948.

Insurance Agreement: Either the Class Ac Insurance Agreement or Class Ax Insurance Agreement, as applicable.

Insured Amount: Either the Class Ac Insured Amount or the Class Ax Insured Amount, as applicable.

Insured Payment: Either the Class Ac Insured Payment or the Class Ax Insured Payment, as applicable.

Insurance Policy: Any hazard insurance policy or Title Insurance Policy relating to a Loan, but shall not include any Policy.

Insurance Proceeds: Proceeds paid by any insurer (other than an Insurer) pursuant to any Insurance Policy covering a Loan, net of any component thereof applied, to the restoration of the related Mortgaged Property or released to the related Mortgagor.

Insurer: The Class Ac Insurer and/or the Class Ax Insurer, or any successors thereto, as applicable.

Insurer Default: With respect to the related Policy, any of (i) the occurrence of the failure by the related Insurer to make a payment required under the related Policy in accordance with the terms thereof, (ii) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the related Insurer or (iii) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the related Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Insurer.

Insurer Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to or on behalf of either Insurer under the Indenture, the related Insurance Agreement or any other Operative Agreement.

Interest Accrual Period: With respect to any Payment Date and the Notes and the Class L Certificates, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year.

Interest Collections: With respect to any Payment Date, the sum of (a) all payments by or on behalf of Mortgagors and any other amounts constituting interest, including the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to interest pursuant to the terms of the related Mortgage Note (excluding the fees or late charges or similar administrative fees paid by Mortgagors) collected during the related Collection Period, less the Servicing Fee for the related Collection Period, (b) Recovered Amounts and (c) the interest portion of (i) the Loan Purchase Price for any Loan repurchased by the Seller or an Originator during the related Collection Period, (ii) any Substitution Amounts in respect of any Qualifying Substitute Mortgage Loan which is substituted by the Seller or an Originator during the related Collection Period for a Deleted Mortgage Loan and (iii) the Optional Redemption Price in connection with any optional redemption of the Notes during the related Collection Period.  The terms of the related Mortgage Note shall determine the portion of each payment in respect of such Loan that constitutes principal or interest.

Interest Payment Amount: With respect to the Notes and the Class L Certificates and any Payment Date, (x) the Note Rate or Class L Certificate Rate, as applicable to such Class and Payment Date multiplied by (y) the Outstanding Amount of such Class immediately prior to such Payment Date multiplied by (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Interim Certification: The certification, in the form attached hereto as Exhibit A-2.

Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

Issuer: The Delaware statutory trust known as the “GreenPoint Mortgage Funding Trust 2006-HE1.”

Issuer Secured Obligations: The Insurer Issuer Secured Obligations and the Indenture Trustee Issuer Secured Obligations.

Late Payment Rate: For any Payment Date, the lesser of (a) the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York, as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus 2% per annum and (ii) the then applicable highest rate of interest on the related Class of Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

LBH: Lehman Brothers Holdings Inc., or any successor in interest.

LIBOR: With respect to the first Interest Accrual Period, the Initial LIBOR Rate.  With respect to each subsequent Interest Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Indenture Trustee on the basis of the “Interest Settlement Rate” set by the British Bankers’ Association (the “BBA”) for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

(a)

If on such a LIBOR Determination Date, the BBA’s Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Indenture Trustee will obtain such rate from Reuters’ “page LIBOR 01” or Bloomberg’s page “BBAM”.  If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate.  In the event that the BBA no longer sets an Interest Settlement Rate, the Indenture Trustee will designate an alternative index (which, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, is acceptable to the Controlling Insurer) that has performed, or that the Indenture Trustee expects to perform, in a manner substantially similar to the BBA’s Interest Settlement Rate.

(b)

The establishment of LIBOR by the Indenture Trustee and the Indenture Trustee’s subsequent calculation of the Note Rate for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Determination Date: The second LIBOR Business Day immediately preceding the commencement of each Interest Accrual Period for the Notes.

Liquidated Mortgage Loan: Any defaulted Loan as to which the Servicer has determined that all amounts that it expects to recover from or on account of such Loan have been recovered.

Liquidation Expenses: Expenses that are incurred by the Servicer in connection with the liquidation of any defaulted Loan and are not recoverable under the applicable primary mortgage insurance policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 4.18 or 4.23.

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Loan, whether through the sale or assignment of such Loan, trustee’s sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related Mortgaged Property if such Mortgaged Property is acquired in satisfaction of such Loan, including any amounts remaining in the related Escrow Account.

Loan: A HELOC or a Closed End Second, as applicable.

Loan Purchase Price: With respect to any Loan purchased from the Issuer pursuant to the Mortgage Loan Sale Agreement or a Transfer Agreement, an amount equal to the sum of (i) the product of (A) 100% and (B) the Principal Balance of such Loan as of the date of purchase, (ii) one month’s interest on the outstanding Principal Balance of such Loan as of the beginning of the preceding Collection Period computed at the related Loan Rate less, if such Loan is being purchased from the Issuer by the Servicer, the Servicing Fee Rate, (iii) any costs and damages incurred by the Issuer in connection with any violation of any predatory or abusive lending law in connection with such Loan and (iv) without duplication, the aggregate amount of all delinquent interest, all advances made by the Servicer and not subsequently recovered from such Loan and any Reimbursement Amount related to such Loan.

Loan Rate: With respect to any Loan and as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance of such Loan.

Majority Securityholders: The holder or holders of in excess of 50% of the Note Principal Amount of the Notes (accordingly, the holder of the Residual Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holders of the Residual Certificates (voting collectively as a single class).

Managed Amortization Period: With respect to the Notes, the period commencing on the first Payment Date, and ending on the earlier to occur of (x) the 180th Payment Date or (y) the close of business on the Payment Date immediately following a Rapid Amortization Event.

Margin: With respect to each HELOC, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Prime Rate in accordance with the terms of such Mortgage Note to determine the Loan Rate for such Loan, subject to any maximum rate of interest.

Material Adverse Change:  A material adverse change in (i) the business, results of operations or properties of the Servicer or (ii) the ability of the Servicer to perform its obligations under this Agreement.

Material Defect: As defined in Section 2.02(c).

Maximum Principal Payment: With respect to the Notes and (i) any Payment Date during the Managed Amortization Period, the Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, 100% of the Principal Collections relating to such Payment Date.

Maximum Rate: With respect to the Notes and an Interest Accrual Period, is equal to the product of (a) the weighted average of the Loan Rates as of the beginning of the related Collection Period net of the Expense Fee Rate and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Accrual Period.

Maximum Servicing Fee Rate: With respect to each Loan, 0.500% per annum.

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan: Any Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Mortgage Note.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage File: The mortgage documents listed in Section 2.01(d) pertaining to a particular Loan required to be delivered to the Indenture Trustee pursuant to this Agreement.

Mortgage Loan Sale Agreement: The mortgage loan sale and assignment agreement dated as of August 1, 2006, for the sale of the Loans by the Seller to the Depositor.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Loan, as such schedule may be amended from time to time to reflect the addition of Loans (including the addition of any Qualifying Substitute Mortgage Loans) to, or the deletion of Loans from, the Trust Estate.  Such schedule shall set forth, among other things, the following information with respect to each Loan: (i) the Loan identifying number; (ii) the Mortgagor’s name; (iii) the street address of the Mortgaged Property including the city, state and zip code; (iv) the original principal amount of the Loan; (v) the Loan Rate at origination; (vi) the monthly payment of principal and interest at origination; (vii) whether such Loan is a HELOC or a Closed End Second; (viii) the Custodian with respect to the Mortgage File related to such Loan; (ix) the Principal Balance as of the Cut-off Date, (x) the Credit Limit, if applicable, (xi) the Gross Margin, if applicable, (xii) the maximum Loan Rate, if applicable, (xiii) the account number, (xiv) the current Loan Rate, (xv) the Combined Loan-to-Value Ratio, (xvi) a code specifying the property type, (xvii) a code specifying documentation type, (xviii) a code specifying lien position, (xix) a code specifying whether such Loan is an Early Payment Default Loan, (xx) a code specifying the last date of the related Early Payment Default Period, (xxi) FICO score, (xxii) Original Loan-to-Value Ratios, (xxiii) original term to maturity, (xxiv) amortization term and (xxv) the Draw Period.  The Depositor shall be responsible for providing the Indenture Trustee and the Servicer with all amendments to the Mortgage Loan Schedule.

Mortgage Note: The Credit Line Agreement with respect to a HELOC or the Closed End Second Note, with respect to a Closed End Second.

Mortgaged Property: The fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Loan proceeds.

Mortgagor: The obligor on a Mortgage Note.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds received and retained in connection with the liquidation of such Loan net of (i) unreimbursed expenses, (ii) any unreimbursed Servicing Advances, and (iii) in the case of a defaulted Second Lien Mortgage Loan, the amount necessary to repay the related senior lien mortgage loan.

Net Principal Collections: With respect to the Loans, and any Collection Period, the excess of (x) Principal Collections for such Collection Period over (y) the sum of (A) the aggregate amount of all Additional Balances arising during such Collection Period plus (B) the Additional Balance Advance Amount outstanding as of the opening of business on the related Payment Date; provided, however, that in no event will Net Principal Collections be less than zero with respect to any Payment Date.

Net WAC Carryover Amount: For any Payment Date on which the Note Rate for a Class of Notes is equal to the Maximum Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class accrued for such Payment Date at the related Note Rate determined pursuant to clause (a) of the definition thereof, over (y) the amount of interest such Class accrued for such Payment Date at the Maximum Rate and (ii) the unpaid portion of any related Net WAC Carryover Amount from the prior Payment Date together with interest accrued on such unpaid portion for the most recently ended Interest Accrual Period at the Note Rate applicable for such Class for such Interest Accrual Period.

New York UCC: The Uniform Commercial Code as in effect in the State of New York.

Non-MERS Mortgage Loan: Any Loan other than a MERS Mortgage Loan.

Noteholder: As defined in the Indenture.

Note Owner: With respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, with respect to a Definitive Note, the registered owner of such Definitive Note.

Note Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

Note Principal Amount: With respect to any Class of Notes and any date, the Original Note Principal Amount, less the amount of all payments in respect of principal previously paid with respect to such Class.

Note Rate: Either the Class Ax Note Rate or the Class Ac Note Rate, as applicable.

Note Register and Note Registrar:  As defined in the Indenture.

Notes:  The Class Ax Notes and the Class Ac Notes, collectively.

Officer’s Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person.

Operative Agreements: The Trust Agreement, the Certificate of Trust, this Agreement, the Mortgage Loan Sale Agreement, the Indenture, the Administration Agreement, the Assignment and Assumption Agreement, the Custodial Agreements, the Residual Certificates, the Notes, the Insurance Agreements, the Policies and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee or the Issuer is a party.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Indenture Trustee, the Issuer and the Controlling Insurer, and who may be in-house or outside counsel to the Depositor, the Servicer, the Indenture Trustee or the Issuer but which must be Independent outside counsel with respect to any such opinion of counsel concerning federal income tax matters.

Optional Redemption Date: As defined in Section 8.02(a) of this Agreement.

Optional Redemption Holder: The Servicer.

Optional Redemption Price: An amount equal to the greater of: (a) the sum of (i) the aggregate outstanding Principal Balance of each Loan, plus accrued interest at the applicable Loan Rate, (ii) any costs and damages incurred by the Issuer in connection with a violation of any federal, state or local predatory or abusive lending law, (iii) the fair market value of all other property being purchased and (iv) any unreimbursed Servicing Advances, unreimbursed expenses and any unpaid fees due to the Servicer, the Insurers, the Indenture Trustee and the Owner Trustee, and (v) any Reimbursement Amounts and (b) the sum of (i) the Note Principal Amount of the Class Ax Notes and Class Ac Notes with interest due thereon, (ii) any unreimbursed Servicing Advances, unreimbursed expenses and any unpaid fees due to the Servicer, the Insurers, the Indenture Trustee and the Owner Trustee and (iii) any Reimbursement Amounts.

Original Loan-to-Value Ratio: With respect to any Loan, the ratio of the Principal Balance or Credit Limit, as applicable, of such Loan at origination, or such other date as is specified, to the Original Value of the related Mortgaged Property.

Original Note Principal Amount: With respect to the (i) Class Ax Notes, $1,331,838,000, and (ii) Class Ac Notes, $500,000,000.

Original Value: The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Loan was originated and (b) if the Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Loan was originated.

Originator: GreenPoint or Impac, each in the capacity of originator.

Outstanding:  The meaning specified in the Indenture.

Outstanding Amount: With respect to any date of determination and any Class of Notes or all of the Notes, as applicable, the Note Principal Amount or aggregate Note Principal Amount, as applicable, outstanding as of such date of determination.

Overcollateralization Amount: With respect to the Notes and any Payment Date, the excess, if any, of (x) the Pool Balance as of the end of the related Collection Period over (y) the sum of (A) Outstanding Amount as of such Payment Date (after taking into account any reductions to such Outstanding Amount of the Notes resulting from payments made pursuant to clauses (iv), (v) and (vii) of Section 5.03(b) of this Agreement on such Payment Date) and (B) during the Managed Amortization Period only, the Additional Balance Advance Amount.

Overcollateralization Deficiency Amount: With respect to the Notes and any Payment Date, the excess, if any, of (i) the Specified Overcollateralization Amount for such Payment Date over (ii) the Overcollateralization Amount for such Payment Date.

Overcollateralization Deficit: With respect to the Notes and any Payment Date, the amount, if any, by which (a) the Outstanding Amount of the Notes, after taking into account the payment to the Holders of the Notes of all principal from all sources other than the related Policy on such Payment Date, exceeds (b) the Pool Balance as of the end of the related Collection Period plus any Principal Collections due in the immediately preceding Collection Period but received in the subsequent Collection Period before the related Servicer Remittance Date.

Overcollateralization Reduction Amount: With respect to the Notes and any Payment Date, the excess, if any, of (x) the Overcollateralization Amount over (y) the Specified Overcollateralization Amount assuming that the Maximum Principal Payment had been distributed to the Noteholders on such Payment Date.

Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

Owner Trustee Fee: Pursuant to the Fee Letter Agreement specified in Section 7.03 of the Trust Agreement, an initial fee payable by the Seller to the Owner Trustee and due on the Closing Date in an amount equal to the sum of (i) a $3,000 initial fee and a $4,000 first year’s annual fee and (ii) an amount agreed to between the Owner Trustee and the Seller for legal fees and other expenses; and thereafter an annual fee of $4,000 to be paid in monthly installments of $333.33 on each Payment Date during the term of this Agreement, beginning on the Payment Date in September 2006.

Owner Trustee Fee Rate: With respect to any Payment Date, the percentage obtained by dividing (a) the annual Owner Trustee Fee specified in clause (ii) of the definition of Owner Trustee Fee by (b) the Pool Balance as of the beginning of the related Collection Period.

Payment Account: The account designated as the “Payment Account” and established pursuant to Section 5.02 of this Agreement.

Payment Date: The 12th day of each month or, if such 12th day is not a Business Day, the next succeeding Business Day, commencing in September 2006.

Payment Date Statement: As defined in Section 4.09(a) of this Agreement.

Percentage Interest: With respect to the Notes of any Class, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes of such Class.  With respect to a Residual Certificate, the percentage set forth on the face of such Residual Certificate.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Policy: Either the Class Ac and/or Class Ax Policy, as the context requires.

Policy Payment Account: As defined in Section 5.04(c) of this Agreement.

Pool Balance: With respect to any date, the aggregate of the Principal Balances of all of the Loans as of such date.

Pool Delinquency Rate: With respect to any Collection Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Loans that are 60 or more days delinquent (including all bankruptcies, foreclosures and REO properties, but excluding Charged-Off Loans) as of the close of business on the last day of such Collection Period over (y) the Pool Balance as of the close of business on the last day of such Collection Period.

Preference Claim: As defined in Section 5.18(b) of the Indenture.

Preference Payment: In the case of the Class Ac Notes, as defined in the Class Ac Policy and in the case of the Class Ax Notes, Avoided Payments.

Premium Amount: With respect to the related Class of Notes and as to any Payment Date, the product of (x) the related Premium Percentage, (y) the applicable Outstanding Amount before giving effect to any distributions of principal to be made on such Payment Date and (z) the fraction, expressed as a percentage, the numerator of which is the number of days elapsed from the last Payment Date to the related Payment Date and the denominator of which is 360.

Premium Letter: That certain letter agreement dated as of the Closing Date, among the Class Ax Insurer, the Seller, the Depositor and the Trustee.

Premium Percentage: As defined in the Insurance Agreement with respect to the Class Ac Insurer and as defined in the Premium Letter in the case of the Class Ax Insurer.

Prime Rate:  As of any date, the prime rate of the United States money center commercial banks as published in the latest edition of The Wall Street Journal, Northeast Edition.

Principal Balance: As of any date and with respect to any Loan other than a Liquidated Mortgage Loan, the principal balance of such Loans as of the Cut-off Date, plus (i) any Additional Balance in respect of such Loan, minus (ii) all collections credited as principal against the principal balance of such Loan in accordance with the related Mortgage Note prior to such day minus (iii) all prior related Charge-Off Amounts.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the outstanding Principal Balance of such Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

Principal Collections: With respect to the Loans and any Payment Date, the sum of (a) all payments by or on behalf of the Mortgagors and any other amounts constituting principal, including any portion of Substitution Amounts allocable to principal, any portion of Recovered Amounts allocable to principal and any portion of Insurance Proceeds, Net Liquidation Proceeds or amounts to be deposited to the Payment Account pursuant to Section 5.02 of this Agreement that are allocable to principal (but excluding Foreclosure Profits) collected by the Servicer under the Loans during the related Collection Period and (b) the principal portion of (i) the Loan Purchase Price for any Loan repurchased by the Seller or an Originator during the related Collection Period and (ii) the Optional Redemption Price in connection with any optional redemption of the Notes.  The terms of the related Mortgage Note shall determine the portion of each payment in respect of a Loan that constitutes principal or interest.

Principal Payment Amount: With respect to the Notes on any Payment Date, the excess, if any, of (x) the Maximum Principal Payment over (y) the Overcollateralization Reduction Amount.

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Prospectus: The prospectus supplement dated August 25, 2006, together with the accompanying prospectus dated August 11, 2006, relating to the Notes.

Purchase Price: With respect to all Additional Balances, at least 100% of the principal balance of such Additional Balances.

Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account, the Reserve Account or the Payment Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(i)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(ii)

provide that the Indenture Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(iii)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Notes, the Indenture Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Indenture Trustee;

(iv)

provide that the Indenture Trustee’s interest therein shall be transferable to any successor trustee hereunder; and

(v)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account, the Reserve Account or the Payment Account, as the case may be, not later than the Business Day prior to any Payment Date.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the ratings on the Notes, without taking into account the related Policy.

Qualifying Substitute Mortgage Loan: In the case of a Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement, a Loan that, on the date of such substitution, (i) has an outstanding Principal Balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Principal Balance), after application of all Principal Collections and Interest Collections due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) has a Loan Rate not less than the Loan Rate on the Deleted Mortgage Loan, (iii) if applicable, has a maximum Loan Rate not less than the maximum Loan Rate on the Deleted Mortgage Loan, (iv) if applicable, has a minimum Loan Rate not less than the minimum Loan Rate of the Deleted Mortgage Loan, (v) if applicable, has a gross margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) if applicable, has a next adjustment date not later than the next adjustment date on the Deleted Mortgage Loan, (vii) has the same Due Date as the Deleted Mortgage Loan, (viii) has a remaining stated term to maturity not longer than 18 months and not more than 18 months shorter than the remaining stated term to maturity of the related Deleted Mortgage Loan and has a remaining stated term to maturity not later than the Loan with the latest stated term to maturity as of the Closing Date, (ix) is current as of the date of substitution, (x) has an original Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the original Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (xi) has been underwritten by any Transferor or in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xii) has a risk grading determined by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xiii) is secured by the same property type as the Deleted Mortgage Loan, (xiv) conforms to each representation and warranty applicable to the Deleted Mortgage Loan made in the related Transfer Agreement and the Mortgage Loan Sale Agreement, (xv) has the same or higher lien position as the Deleted Mortgage Loan, (xvi) has a Credit Score greater than or equal to the Credit Score of the Deleted Mortgage Loan at the time such Deleted Mortgage Loan was transferred to the Issuer, (xvii) the related Mortgaged Property is not an investment property (unless the Mortgaged Property related to the Deleted Mortgage Loan was an investment property), (xviii) the related Mortgaged Property is not a second home (unless the Mortgaged Property related to the Deleted Mortgage Loan was a second home), (xix) the Combined Loan-to-Value Ratio is not greater than 100%, (xx) is no longer in its teaser period and (xxi) is acceptable to the Controlling Insurer.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Principal Balances, the Loan Rates described in clause (ii) hereof shall be determined on the basis of weighted average Loan Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiv) hereof must be satisfied as to each Qualifying Substitute Mortgage Loan or in the aggregate, as the case may be.

Rapid Amortization Event: Any of the “Rapid Amortization Events” described in Section 7.01.

Rapid Amortization Period: With respect to the Notes, the period which immediately follows the end of the Managed Amortization Period.

Rating Agency: Each of Moody’s and S&P.

Record Date: The Business Day immediately preceding the related Payment Date; provided, however, that following the date on which Definitive Notes are issued, the Record Date for such Definitive Notes shall be the last Business Day of the calendar month preceding the month in which the related Payment Date occurs.

Recordation Event:  Any of (i) the long-term senior unsecured debt rating of LBH no longer being rated at least “BBB-” by S&P and “Baa3” by Moody’s, (ii) an Event of Default, (iii) the occurrence of an Event of Servicer Termination, or (iv) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Servicer; provided, that any Recordation Event may be waived by the Controlling Insurer by its providing written notice of such waiver to the Servicer and the Indenture Trustee; and (vi) at the written request of the Controlling Insurer to the Indenture Trustee to cause the Custodian to record Assignments of Mortgages because the Controlling Insurer has determined, in the exercise of its reasonable judgment, that such recordation is necessary to protect the Controlling Insurer’s interest with respect to such Loans because (a) a Material Adverse Change with respect to the Seller or the Servicer has occurred, (b) the Controlling Insurer has been so advised by counsel as a result of a change that occurred after the Closing Date in applicable law or the interpretation thereof or (c) with respect to a particular Loan, the insolvency of the related Mortgagor.

Recovered Amount: With respect to any Payment Date and Loan that was determined to be a Charged-Off Loan in any month prior to the month preceding such Payment Date, an amount received in respect of such Charged-Off Loan during the calendar month prior to that Payment Date.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Reimbursement Amount: As of any Payment Date and with respect to the (a) the Class Ax Insurer, the Class Ax Reimbursement Amount and (b) the Class Ac Insurer, the sum of (x)(i) all Insured Payments paid by such Insurer, but for which such Insurer has not been reimbursed prior to such Payment Date pursuant to Section 5.03(b)(ii) and (vi) of this Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments and (y), without duplication, (i) any other amounts then due and owing to such Insurer under the related Insurance Agreement as certified to the Indenture Trustee by the Insurers plus, (ii) interest on such amounts at the Late Payment Rate.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on Exhibit J attached hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Servicer, the Indenture Trustee, each Custodian or the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls: Means current interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, or any similar state law.

REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Loan.

Reportable Event:  As defined in Section 6.07(g)(i).

Reporting Servicer:  As defined in Section 6.07(f)(i).

Residual Certificate: The Class B, Class L or Class R Certificate, as applicable.

Residual Certificateholder or Certificateholder: Any holder of a Residual Certificate.

Responsible Officer: Any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and, in each case, having direct responsibility for the administration of the Operative Agreements and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Reserve Account:  The Account designated as the “Reserve Account” and established pursuant to Section 5.05.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

Second Lien Mortgage Loan: Any Loan that is secured by a second lien on the related Mortgaged Property.

Securities Act:  The Securities Act of 1933, as amended.

Securities:  The Notes and the Residual Certificates.

Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which, as of the date hereof, is U.S. Bank National Association), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 5.08.

Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

Securityholders: The Noteholders and the Certificateholders.

Seller: Lehman Brothers Holdings Inc., or any successor in interest.

Servicer Remittance Date: The 7th day of each month or, if such 7th day is not a Business Day, the next succeeding Business Day, commencing in September 2006.

Servicer: GMACM, in the capacity of servicer, or any of its successors in interest.

Service(s)(ing): In accordance with Regulation AB, the act of managing or collecting payments on the Loans or any other assets of the Trust Fund by an entity that meets the definition of “servicer’ set forth in Item 1101 of Regulation AB.  For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of any Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of any Mortgaged Property if such Mortgaged Property is acquired in satisfaction of the related Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon any Mortgaged Property, and (e) any fire or hazard insurance coverage on any Mortgaged Property required under the terms of this Agreement.

Servicing Fee: As to any Payment Date and each Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the outstanding principal balance of such Loan as of the first day of the related Collection Period.

Servicing Fee Rate: With respect to each Loan, 0.375% per annum.

Servicing Function Participant:  Any Subservicer, Subcontractor or any other Person, other than each Custodian, the Servicer and the Indenture Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Loans.

Specified Overcollateralization Amount: As of any Payment Date (i) prior to the Stepdown Date, the greater of (A) 3.00% of the Cut-Off Date Principal Balance of the Loans and (B) the Step-Up Overcollateralization Amount or (ii) on or after the Stepdown Date the greatest of: (A) 6.00% of the Pool Balance as of the end of the related Collection Period, (B) the Step-Up Overcollateralization Amount and (C) 0.50% of the Cut-Off Date Principal Balance of the Loans.  Notwithstanding the foregoing, no reduction in clause (ii) may occur unless the aggregate Cumulative Loss Amounts with respect to the Loans as a percentage of the Cut-Off Date Principal Balance are less than the percentages specified below:

Payment Date	Percentage
Months 31-42	2.25% of original principal balance plus 1/12 of 0.50% for each month thereafter
Months 43-54	2.75% of original principal balance plus 1/12 of 0.50% for each month thereafter
Months 55 and after	3.25% of original principal balance

or if the Three-Month Rolling Delinquency Rate exceeds 4.25%.

Stepdown Date: With respect to the Notes, the later to occur of (a) the 31st Payment Date and (b) the first Payment Date on which the Pool Balance has been reduced to 50% or less of the Initial Pool Balance.

Step-Up Overcollateralization Amount: If the aggregate Cumulative Loss Amounts as a percentage of the Initial Pool Balance exceed the following percentages on the specified Payment Dates,

Payment Dates	Percentage
1st – 12th	1.50% of original principal balance plus 1/12 of 0.75% for each month thereafter
13th – 24th	2.25% of original principal balance plus 1/12 of 0.50% for each month thereafter
25th – 36th	2.75% of original principal balance plus 1/12 of 0.50% for each month thereafter
37th – 48th	3.25% of original principal balance plus 1/12 of 0.50% for each month thereafter
49th	3.75% of original principal balance plus 1/12 of 0.50% for each month thereafter the Step-Up Overcollateralization Amount will equal (a) prior to the Stepdown Date, 6.00% of the Cut-Off Date Principal Balance and (b) on or after the Stepdown Date, the lesser of (x) 6.00% of the Cut-Off Date Principal Balance and (y) 12.00% of the Pool Balance as of the beginning of the related Collection Period, but not lower than 0.50% of the Cut-Off Date Principal Balance; and otherwise, zero.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of the Loans but performs one or more discrete material servicing functions required to be performed under this Agreement or any subservicing agreement, as identified in Item 1122(d) of Regulation AB with respect to the Loans under the direction or authority of the Servicer, the Indenture Trustee or a Custodian.

Subservicer:  Any Person that (i) is considered to be a Servicing Function Participant, (ii) services Loans on behalf of any Servicer or Additional Servicer, and (iii) is responsible for the performance (whether directly or through subservicers or Subcontractors) of any material servicing functions required to be performed under this Agreement or any subservicing agreement that are identified in Item 1122(d) of Regulation AB.

Substitute Cut-Off Date: With respect to any Qualifying Substitute Mortgage Loan, the opening of business on the first day of the calendar month in which such Qualifying Substitute Mortgage Loan is conveyed to the Trust.

Substitution Amounts: In connection with the delivery of any Qualifying Substitute Mortgage Loan, if the outstanding principal amount of such Qualifying Substitute Mortgage Loan as of the applicable Substitute Cut-Off Date is less than the related Principal Balance of the Loan being replaced as of such Substitute Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate of the Loan being replaced.

Telerate Page 3750: The display currently so designated as “Page 3750” on the Bridge Telerate Service (or such other page selected by the Indenture Trustee as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

Termination Date: The latest of (i) the termination of Policies and the return of the Policies to the Insurers for cancellation, (ii) the date on which the Insurers shall have received all amounts due and owing to such Insurer under the related Insurance Agreement and (iii) the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuer Secured Obligations.

Termination Fee: Any termination fee payable with respect to a HELOC in accordance with the related Credit Line Agreement.

Termination Fee Reserve Account: The account designated as the “Termination Fee Reserve Account” and established pursuant to Section 5.06(b).

Three-Month Rolling Delinquency Rate:  As of any Payment Date beginning with the third Payment Date, a number equal to the average of the related Pool Delinquency Rates for each of the three immediately preceding Collection Periods.

Title Insurance Policy: A title insurance policy maintained with respect to a Loan.

Total Distribution Amount: With respect to any Payment Date, the sum of (i) the Interest Collections for such date and (ii) the Principal Collections for such date.

Transfer Agreements: As defined in the Mortgage Loan Sale Agreement.

Transferor: Each seller of Loans to Lehman Brothers Bank, FSB, pursuant to the Transfer Agreements.

Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

Trust Accounts: The Reserve Account, the Collection Account, the Certificate Account, the Termination Fee Reserve Account, the Annual Fee Reserve Account, the Designated Investment Income Reserve Account and the Payment Account.

Trust Agreement: The Trust Agreement dated as of August 1, 2006, between the Depositor, the Administrator and the Owner Trustee, as such may be amended or supplemented from time to time.

Trust Estate: The assets subject to this Agreement and the Indenture, transferred by the Depositor to the Issuer and pledged by the Issuer to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Loans listed in the Mortgage Loan Schedule, including its Principal Balance (including the right to purchase any Additional Balances related thereto) and all collections in respect thereof received after the Cut-Off Date (excluding Interest due on or prior to the Cut-Off Date), together with the Mortgage Files relating to such Loans; (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) the Trust Accounts, Recovered Amounts, any Custodial Account, any Escrow Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any Insurance Policies, (e) the Issuer’s rights in and to the Policies, (f) the rights of the Issuer in relation to the Seller or a Transferor under the Mortgage Loan Sale Agreement and the Transfer Agreements, and (g) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

Trust or Trust Fund: The Issuer.

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Weighted Average Premium Percentage: For any Payment Date, a per annum rate equal to (A) the sum of (i) the Premium Amount for the Class Ac Policy for such Payment Date and (ii) the Premium Amount for the Class Ax Policy for such Payment Date divided by (B) the Pool Balance at the beginning of the related Collection Period.

Section 1.02

Rules of Construction.  Unless the context otherwise requires:

(i)

a term has the meaning assigned to it;

(ii)

an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)

“or” is not exclusive;

(iv)

“including” means including without limitation;

(v)

words in the singular include the plural and words in the plural include the singular;

(vi)

any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

(vii)

terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

(viii)

“U.S. dollars”, “dollars”, or the sign “$” shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to “U.S. dollars”, “dollars”, or the sign “$” shall be construed as references to such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and “cents” shall be construed accordingly.

Section 1.03

Calculations Respecting Mortgage Loans.  Calculations required to be made pursuant to this Agreement with respect to any Loan in the Trust Estate shall be made based upon current information as to the terms of the Loans and reports of payments received from the Mortgagor on such Loans and payments to be made to the Indenture Trustee as supplied to the Indenture Trustee by the Servicer.  The Indenture Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

Section 1.04

Calculations Respecting Accrued Interest.  Accrued interest, if any, on the Notes shall be calculated based upon a 360-day year and the actual number of days in each Interest Accrual Period.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance of Loans; Retention of Obligation to Fund Advances Under Mortgage Notes.

(a)

As of the Closing Date, in consideration of the Issuer’s delivery of the Notes and the Residual Certificates to the Depositor or its designee, and concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Issuer, without recourse, subject to Sections 2.02, 2.03, 3.03 and 3.04, in trust, all the right, title and interest of the Depositor in and to the Loans.  Such conveyance includes, without limitation, (i) each Loan listed on the Mortgage Loan Schedule, including its Principal Balance (including the right to purchase any Additional Balances related thereto with respect to HELOCs) and all collections in respect thereof received after the Cut-Off Date (excluding Interest Collections due on or prior to the Cut-Off Date), together with the Mortgage Files relating to such Loans; (ii) any Insurance Proceeds, property that secured a Loan that is acquired by foreclosure or deed in lieu of foreclosure, Liquidation Proceeds and other recoveries (in each case, subject to clause (i) above); (iii) any Insurance Policies; (iv) the Depositor’s rights, if any, in and to each Policy; (v) the Trust Accounts; (vi) any of the Depositor’s rights in relation to a Transferor or the Seller with respect to each Transfer Agreement and the Mortgage Loan Sale Agreement, including the representations and warranties of each Transferor with respect to the related Loans in the applicable Transfer Agreement and the representations and warranties of the Seller under the Mortgage Loan Sale Agreement; and (vii) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing and any other property owned by the Trust and all other assets included or to be included in the Issuer for the benefit of Noteholders, the Residual Certificateholders and the Insurers provided, however, none of the Indenture Trustee, the Servicer or the Issuer assumes or shall assume the obligation under any Credit Line Agreement that provides for the funding of Draws to the Mortgagor thereunder, and none of the Issuer, the Administrator, the Servicer or the Indenture Trustee shall be obligated or permitted to fund any such Draws.  With respect to the Loans, Additional Balances shall be part of the related Principal Balance and are hereby transferred to the Issuer on the Closing Date pursuant to this Section 2.01(a), and are therefore part of the Trust Estate.  On or prior to the Closing Date, the Depositor shall cause each Insurer to deliver the related Policy to the Indenture Trustee for the benefit of the Holders of the Class Ac and Ax Notes, as applicable.  The Indenture Trustee declares that, subject to the review provided for in Section 2.02, it (or the Custodian on its behalf) has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Securityholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

(b)

Prior to the last day of the related Collection Period preceding the month in which the commencement of the Rapid Amortization Period occurs, to the extent that the Purchase Price of any Additional Balances is greater than the cash consideration paid by the Issuer for such Additional Balances, the Servicer shall deliver to the Indenture Trustee and the Holder of the Class L Certificates two Business Days prior to the following Remittance Date an Advance Notice including the aggregate amount of the expected Additional Balance Advance Amount.  Upon receipt of such notice and in any event no later than two Business Days prior to the following Payment Date, the Holder of the Class L Certificate shall make an advance to the Trust in the amount specified in such Advance Notice by depositing such amount into the Reserve Account.  The Indenture Trustee shall cause such deposited amount to be remitted to the Servicer on such following Payment Date.  In addition, on and after the first day of the Collection Period in which the commencement of the Rapid Amortization Period occurs, the Servicer shall deliver to the Indenture Trustee and the Holder of the Class L Certificates two Business Days prior to the following Remittance Date an Advance Notice including the aggregate amount of the expected Additional Balances.  Upon receipt of such notice and in any event no later than two Business Days prior to the following Payment Date, the Holder of the Class L Certificate shall purchase Additional Balances that are transferred to the Trust (as such Additional Balances are conveyed and in the amounts specified by the Servicer) by depositing into the Reserve Account the amount of the Draws relating to such Additional Balances, which amount shall be disbursed by the Indenture Trustee to the Servicer within 2 Business Days of receipt.  The Class Principal Balance of the Class L Certificates will be increased by the amount of any such Additional Balance Advance Amounts or Draws.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Issuer all of its rights, title and interest under the Mortgage Loan Sale Agreement and the Transfer Agreements and delegates its obligations thereunder.  The Issuer hereby accepts such assignment, and shall be entitled to exercise all the rights of the Depositor under the Mortgage Loan Sale Agreement and the Transfer Agreements as if, for such purpose, it were the Depositor.  Upon the issuance of the Securities, ownership in the Trust Estate shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee, for the benefit of the Noteholders and the Insurers.  The Issuer hereby accepts such assignment and delegation, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement and the Transfer Agreements as if, for such purpose, it were the Depositor.  The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

(c)

It is agreed and understood by the Depositor and the Issuer (and the Depositor so represents and recognizes) that it is not intended that any Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(d)

In connection with such transfer and assignment of the Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee, and/or the Custodian acting on the Indenture Trustee’s behalf, the following documents or instruments with respect to each Loan so transferred and assigned:

(ii)

the original Mortgage Note;

(iii)

if such Loan is not a MERS Mortgage Loan, an unsigned and un-notarized but otherwise complete original Assignment of Mortgage in blank;

(iv)

(A) if such Loan is not a MERS Mortgage Loan, the original recorded Mortgage or, if in connection with such Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Originator shall deliver or cause to be delivered to the Custodian, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the related Originator stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded, and (B) if such Loan is a MERS Mortgage Loan, the original Mortgage, noting the presence of the “Mortgage Identification Number” of such MERS Mortgage Loan;

(v)

if such Loan is not a MERS Mortgage Loan, if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, showing a complete chain of title to the related Mortgage from the Mortgagor to the related Originator (and endorsed in blank in accordance with clause (ii) above) or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Depositor stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

(vi)

either a Title Insurance Policy or guaranty title with respect to the related Mortgaged Property;

(vii)

the original of any guaranty executed in connection with such Loan;

(viii)

the original of each assumption, modification, consolidation or substitution agreement, if any, relating to such Loan; and

(ix)

any security agreement, chattel mortgage or equivalent instrument executed in connection with the related Mortgage.

The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit A-4 is intended to effect the transfer to the Indenture Trustee as pledgee of the Issuer, for the benefit of the Noteholders and the Insurers, of the Mortgage Note and the Mortgages.

(e)

(i)

Upon the occurrence of a Recordation Event, the Indenture Trustee shall cause the Custodian within 90 days of such Recordation Event to submit, at the expense of the Seller, to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Loans.  In lieu of recording any such Assignments of Mortgage, the Servicer may cause the Custodian to provide to the Indenture Trustee and the Insurers an Opinion of Counsel in a form reasonably acceptable to the Owner Trustee, Indenture Trustee and the Insurers to the effect that recordation of an Assignment of Mortgage in the state where the related Mortgaged Property is located is not necessary to protect the interests of the Owner Trustee, the Indenture Trustee or the Securityholders in the related Mortgage.  In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Indenture Trustee shall cause the Custodian to promptly prepare, at the expense of the Seller, a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Indenture Trustee shall cause the Custodian, at the expense of the Seller, to submit each such Assignment of Mortgage for recording.

(x)

With respect to each MERS Mortgage Loan, the Servicer shall, at the expense of the Depositor, take such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(f)

In instances where a Title Insurance Policy is required to be delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee under clause (d)(v) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(g)

For Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith shall deliver to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to Section 4.07(d) have been so deposited.  All original documents that are not delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall be held by the Servicer in trust for the benefit of the Indenture Trustee, the Securityholders and the Insurers.

(h)

With respect to each Loan that has a zero balance on the 80th day after the Closing Date, the Servicer shall notify the Seller and if each such Loan shall continue to have a zero balance on the 89th day after the Closing Date, the Seller will repurchase each such Loan on such 89th day.

Section 2.02

Acceptance of Trust Estate; Review of Documentation.

(a)

Subject to the provisions of Section 2.01, the Issuer acknowledges receipt of the assets transferred by the Depositor included in the Trust Estate and has directed that the documents referred to in Section 2.01 and all other assets included in the definition of “Trust Estate” be delivered to the Indenture Trustee (or the Custodian) on its behalf.

The Indenture Trustee, by execution and delivery hereof, acknowledges receipt by it of each Policy and by it or the Custodian on its behalf of the Mortgage Files pertaining to the Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Indenture Trustee, or by the Custodian on behalf of the Indenture Trustee, under this Section 2.02.  The Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, will execute and deliver to the Depositor, the Servicer, the Insurers and the Indenture Trustee on the Closing Date an Initial Certification in the form annexed hereto as Exhibit A-1 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-1, as applicable).

(b)

Within 45 days after the Closing Date, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, will, for the benefit of Noteholders and the Insurers, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Servicer, the Insurers and the Indenture Trustee an Interim Certification in the form annexed hereto as Exhibit A-2 (or in the form annexed to the applicable Custodial Agreement as Exhibit B-2, as applicable) to the effect that, as to each Loan listed in the Mortgage Loan Schedule (other than any Loan prepaid in full or any specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(d) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Loan.  The Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face.  Neither the Indenture Trustee nor any Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

(c)

If in the course of the review described in paragraph (b) above the Indenture Trustee or the Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Loans identified in the Mortgage Loan Schedule, as applicable (each, a “Material Defect”), the Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, upon discovering such Material Defect shall promptly identify the Loan to which such Material Defect relates in the Interim Certification delivered to each of the Depositor and the Servicer and give notice thereof to the applicable Transferor or the Seller, as applicable.  Within 180 days of its receipt of such notice, the Transferor, or if the Transferor does not do so, the Seller, shall be required to cure such Material Defect (and, in such event, the Seller shall provide the Indenture Trustee with an Officer’s Certificate confirming that such cure has been effected).  If the applicable Transferor or the Seller, as applicable, does not so cure such Material Defect, the Transferor, or if the Transferor does not do so, the Seller, shall repurchase the related Loan from the Trust Estate at the Loan Purchase Price.  The applicable Transferor or the Seller, as applicable, may, in lieu of repurchasing a Loan pursuant to this Section 2.02, substitute for such Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 3.04.  The failure of the Indenture Trustee or the Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the applicable Transferor or the Seller, as applicable, of its obligation to repurchase any Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Loans from the Trust Estate.

(d)

Within 180 days following the Closing Date, the Indenture Trustee, or the Custodian, shall deliver to the Depositor, the Servicer, the Insurers and the Indenture Trustee a Final Certification substantially in the form attached as Exhibit A-3 (or in the form annexed to the applicable Custodial Agreement as Exhibit A-3, as applicable) evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

(e)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, the Administrator, any Custodian or the Noteholders of any unsatisfied duty, claim or other liability on any Loan or to any Mortgagor.

(f)

Notwithstanding anything to the contrary contained herein, each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Loans and respective certifications thereof as provided in this Section 2.02 and the Custodial Agreement.

(g)

Upon execution of this Agreement, the Depositor hereby delivers to the Indenture Trustee and the Indenture Trustee acknowledges receipt of the Mortgage Loan Sale Agreement, and each Transfer Agreement.

Section 2.03

Grant Clause.

(i)

It is intended that the conveyance by the Depositor to the Issuer of the Loans, as provided for in Section 2.01 be construed as a sale by the Depositor to the Issuer of the Loans and other assets in the Trust Estate for the benefit of the Certificateholders, the Indenture Trustee on behalf of the Noteholders and the Insurers.  Further, it is not intended that any such conveyance be deemed to be a pledge of the Loans by the Depositor to the Issuer to secure a debt or other obligation of the Depositor.  However, in the event that the Loans are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or other applicable UCC if not the New York UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Issuer of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) each Loan listed on the Mortgage Loan Schedule, including its Principal Balance (including the right to purchase any Additional Balances related thereto with respect to HELOCs) and all collections in respect thereof received after the Cut-Off Date (excluding Interest Collections due on or prior to the Cut-Off Date), together with the Mortgage Files relating to such Loans; (B) any Insurance Proceeds, property that secured a Loan that is acquired by foreclosure or deed in lieu of foreclosure, Liquidation Proceeds and other recoveries (in each case, subject to clause (i) above); (C) any Insurance Policies; (D) the Depositor’s rights in and to each Policy; (E) the Trust Accounts; (F) any Insurance Policies; (G) any of the Depositor’s rights in relation to a Transferor or the Seller with respect to each Transfer Agreement and the Mortgage Loan Sale Agreement, including the representations and warranties of each Transferor with respect to the related Loans in the applicable Transfer Agreement and the representations and warranties of the Seller under the Mortgage Loan Sale Agreement; and (H) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing and any other property owned by the Trust and all other assets included or to be included in the Trust Estate for the benefit of Noteholders, the Residual Certificateholders and the Insurers and (2) an assignment by the Depositor to the Issuer of any security interest in any and all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (I); (c) the possession by the Indenture Trustee or any other agent of the Issuer of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other applicable UCC and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

(ii)

The Depositor and, at the Depositor’s direction, the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuer, and the Issuer shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the UCC to perfect the Issuer’s security interest in or lien on the Loans as evidenced by an Officer’s Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Issuer (such preparation and filing shall be at the expense of the Owner Trustee, if occasioned by a change in the Owner Trustee’s name), (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Loan.

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers.  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Loans.  In connection with the transactions contemplated by this Agreement and the Indenture, each of the Depositor and the Issuer authorizes its immediate or mediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 2.03(b).

(iii)

The Depositor shall not take any action inconsistent with the sale by the Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Loan and the other property of the Trust is held by the Issuer.  In addition, the Depositor shall respond to any inquiries from third parties with respect to ownership of a Loan or any other property of the Trust Estate by stating that it is not the owner of such Loan and that ownership of such Loan or other property of the Trust Estate is held by the Issuer on behalf of the Securityholders and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers.

Section 2.04

Further Encumbrance of Trust Estate.

(a)

Immediately upon the conveyance to the Issuer by the Depositor of any item of property in the Trust Estate pursuant to Section 2.01, all right, title and interest of the Depositor in and to such item of property in the Trust Estate shall terminate, and all such right, title and interest shall vest in the Issuer, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.).

(b)

Immediately upon the vesting of the Trust Estate in the Issuer, the Issuer shall have the sole right to pledge or otherwise encumber such Trust Estate.  Pursuant to the Indenture and contemporaneously with such property vesting in the Issuer pursuant to (a) above, the Issuer shall grant a security interest in the Trust Estate to secure the repayment of the Issuer Secured Obligations.  The Residual Certificates shall represent the beneficial ownership interest in the Trust Estate, and the Residual Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein and in the Indenture and Trust Agreement.

(c)

Prior to the payment in full on the Notes, the payment of all amounts due to each Insurer under each related Insurance Agreement, the termination of each Policy and the surrender of each Policy by the Indenture Trustee to each related Insurer, the Indenture Trustee shall hold the Trust Estate on behalf of the Noteholders and each Insurer.  Following the payment in full of the Notes and the payment of all amounts due to each Insurer under each related Insurance Agreement, and the release and discharge of the Indenture, all covenants of the Issuer under Article Three of the Indenture shall, until payment in full of the Residual Certificates, remain as covenants of the Issuer for the benefit of the Residual Certificateholders, enforceable by the Residual Certificateholders to the same extent as such covenants were enforceable by the Insurers and the Noteholders prior to the discharge of the Indenture.  Any rights of the Indenture Trustee under the Indenture, following the discharge of the Indenture, shall vest in the Residual Certificateholders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Servicer, the Issuer, the Certificateholders and the Indenture Trustee, for the benefit of the Insurers and the Noteholders, as of the Closing Date or such other date as is specified, that:

(i)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the transfer by the Depositor to the Issuer of each Loan, the Depositor had good and equitable title to each Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all of its right, title and interest in the Loans to the Issuer;

(iv)

The Depositor has not transferred the Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(v)

The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi)

The Loans constitute either “promissory notes” or “payment intangibles” within the meaning of the UCC;

(vii)

The Depositor has obtained all necessary consents and approvals required to enter into and perform its obligations under, this Agreement, including the sale of the Loans hereunder;

(viii)

The Depositor has caused or will cause, within 10 days following the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Indenture Trustee pursuant to the Indenture;

(ix)

Other than the sale of the Loans hereunder and the security interest granted to the Indenture Trustee pursuant to the Indenture, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Indenture or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor; and

(x)

All financing statements filed or to be filed in favor of the Indenture Trustee in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”

(b)

The representations and warranties of each Transferor with respect to the related Loans in the applicable Transfer Agreement, which have been assigned to the Issuer hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement).  The Seller will make such representations and warranties (together with the representations and warranties of the Seller made pursuant to Section 1.04(b)(i) of the Mortgage Loan Sale Agreement) as specified in the Mortgage Loan Sale Agreement as of the Closing Date.  To the extent that any fact, condition or event with respect to a Loan constitutes a breach of each of (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement, (ii) a representation or warranty of the Seller under the Mortgage Loan Sale Agreement (other than the representations and warranties set forth in Section 1.04(b)(i) of the Mortgage Loan Sale Agreement which shall be deemed to be made solely by the Seller) and (iii) a representation or warranty of the Depositor pursuant to Section 3.01(a)(ii), (a)(iii) or (a)(vii) of this Agreement the only right or remedy of the Servicer, the Issuer, the Indenture Trustee or any Securityholder hereunder shall be their rights to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it.  Each of the Servicer, the Issuer and the Indenture Trustee acknowledges that, except as provided in the parenthetical in the immediately preceding sentence or as otherwise provided in the Mortgage Loan Sale Agreement, the (i) Seller shall not have any obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Loans sold by it if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty and (ii) Depositor shall not have any obligation or liability with respect to any breach of a representation or warranty pursuant to Section 3.01(a)(ii), (a)(iii) and (a)(vii) of this Agreement if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Seller or the applicable Transferor in the Mortgage Loan Sale Agreement or the applicable Transfer Agreement, as applicable, without regard to whether such Seller or related Transferor, as applicable, fulfills its contractual obligations in respect of such representation or warranty.  Each of the Servicer, the Issuer, and the Indenture Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Loans.

(c)

It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 3.01(a)(i) through (x) shall survive the execution and delivery of this Agreement.  The Depositor shall indemnify the Servicer, the Indenture Trustee, the Insurers and the Issuer and hold each of the Servicer, the Indenture Trustee, the Insurers and the Issuer harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor’s representations and warranties contained in Sections 3.01(a)(i) through (x) hereof.  It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section 3.01 to indemnify the Servicer, the Indenture Trustee, the Insurers and the Issuer as provided in this Section 3.01 constitutes the sole remedy of the Indenture Trustee, the Servicer and the Issuer with respect to a breach by the Depositor of the representations and warranties in Sections 3.01(a)(i) through (x) hereof.

Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 3.01(a)(i) through (x) hereof shall accrue upon discovery of such breach by the Issuer, the Servicer, an Insurer or the Indenture Trustee.

Section 3.02

Representations and Warranties of the Servicer.

(a)

The Servicer hereby represents and warrants to the Depositor, the Issuer, the Certificateholders and the Indenture Trustee, for the benefit of the Insurers and the Noteholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the State of its organization, and as Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary limited liability company action on the part of the Servicer;

(ii)

the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Servicer’s organizational documents, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Servicer’s knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by, the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

(b)

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Indenture Trustee’s option with the consent of the Controlling Insurer, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer.  Such assignment shall be made in accordance with Section 4.33.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in this Section 3.02 shall accrue upon discovery of such breach by the Depositor, the Servicer, the Indenture Trustee, an Insurer or the Issuer or notice thereof by any one of such parties (or the Custodian) to the other parties.  Notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).

Section 3.03

Discovery of Breach.  It is understood and agreed that the representations and warranties (i) set forth in Section 3.01, (ii) of the Seller set forth in the Mortgage Loan Sale Agreement and assigned to the Issuer by the Depositor hereunder and (iii) of each Transferor assigned by the Seller to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Issuer by the Depositor hereunder, shall be pledged by the Issuer to the Indenture Trustee under the Indenture and shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Loan to the Indenture Trustee and shall continue throughout the term of this Agreement.  Upon discovery by any of the Depositor, the Servicer or the Indenture Trustee of a breach of any of the representations and warranties of (i) the Seller pursuant to the Mortgage Loan Sale Agreement, or (ii) a Transferor pursuant to the related Transfer Agreement, that adversely and materially affects the value of the related Loan, the party discovering such breach shall give prompt written notice to the other parties.  Within 90 days of the discovery of a breach of any such representation or warranty given by any Transferor, the Seller, the Depositor, such Transferor, the Seller or the Depositor (to the extent specified in this sentence and in Section 3.01(b)), as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Loan or any property acquired in respect thereof from the Issuer at the Loan Purchase Price or (c) with respect to the Loans, within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Loan.  In the event of discovery of a breach of any representation and warranty of any Transferor assigned to the Indenture Trustee, the Indenture Trustee shall enforce its rights under the applicable Transfer Agreement and the Mortgage Loan Sale Agreement for the benefit of Securityholders and the Insurers.  As provided in the Mortgage Loan Sale Agreement, if any Transferor substitutes a mortgage loan for a Deleted Mortgage Loan pursuant to the related Transfer Agreement and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, then pursuant to the terms of the Mortgage Loan Sale Agreement the Seller will, in exchange for such substitute mortgage loan, (i) pay to the Trust Estate the applicable Loan Purchase Price for the affected Loan or (ii) substitute a Qualifying Substitute Mortgage Loan.

Section 3.04

Repurchase, Purchase or Substitution of Loans.

(a)

With respect to any Loan repurchased by the (i) Seller pursuant to the Mortgage Loan Sale Agreement or (ii) applicable Transferor pursuant to the applicable Transfer Agreement, the Loan Purchase Price shall be deposited in the Collection Account by the Indenture Trustee.  The Indenture Trustee, upon (i) receipt of the full amount of the Loan Purchase Price for a Deleted Mortgage Loan, (ii) receipt of a written certification from the Servicer that it has received the full amount of the Loan Purchase Price for a Deleted Mortgage Loan and has deposited such amount in the Collection Account or (iii) notification from the related Custodian of receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and receipt by the Indenture Trustee of any applicable Substitution Amount), shall release or cause to be released and reassign to the Seller or the Transferor as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement and the Indenture, which instruments shall be prepared by the Servicer and the Indenture Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

(b)

With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Indenture Trustee (or its custodian) in exchange for a Deleted Mortgage Loan: (i) the related Transferor or the Seller, as applicable, must deliver to the Indenture Trustee (or a Custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(d) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the related Transferor or the Seller, as applicable, will be deemed to have made as of the date of such transfer, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan.  As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Indenture Trustee, at the expense of the Depositor and at the direction and with the cooperation of the applicable Servicer, shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the applicable Servicer if required pursuant to Section 2.01(e), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Indenture Trustee (on behalf of the Issuer) to be clearly identified as the owner of each such Loan on the records of MERS if required pursuant to Section 2.01(e).

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE SERVICER

Section 4.01

Duties of the Servicer.  For and on behalf of the Depositor, the Issuer, the Indenture Trustee, the Insurers and the Securityholders, the Servicer shall service the Loans in accordance with the provisions of this Agreement.

Section 4.02

Servicer Fidelity Bond and Servicer Errors and Omissions Insurance Policy.

(a)

The Servicer, at its expense, shall maintain in effect a Fidelity Bond and an Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on the Servicer’s behalf, and covering errors and omissions in the performance of the Servicer’s obligations hereunder.  Such Errors and Omissions Insurance Policy and such Fidelity Bond shall each be in such form and amount that would be consistent with coverage customarily maintained by servicers of mortgage loans similar to the Loans and shall by its terms not be cancelable without thirty days’ prior written notice to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers.  The Servicer shall provide the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers, upon request, with a copy of such policy and fidelity bond.

(b)

The Servicer shall promptly report to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurer, each Insurer any material changes that may occur in the Servicer’s Fidelity Bond or Errors and Omissions Insurance Policy and shall furnish to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, any Insurer, on request, certificates evidencing that such bond and insurance policy are in full force and effect.  The Servicer shall promptly report to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurer, each Insurer all cases of embezzlement or fraud, if such events involve funds relating to the Loans.  The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance or bond.  If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Servicer shall promptly furnish a copy of such report to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, each Insurer.  Any amounts relating to the Loans collected by the Servicer under any such bond or policy shall be promptly remitted by the Servicer to the Indenture Trustee for deposit into the Payment Account.

Section 4.03

[Reserved.]

Section 4.04

Power to Act; Procedures.

(a)

The Servicer shall service the Loans and shall have full power and authority, subject to the provisions of this Agreement, to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Securityholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan, in each case, in accordance with the provisions of this Agreement; provided that the Servicer shall not take, any action that is inconsistent with or prejudices the interests of the Issuer, the Insurers or the Securityholders in any Loan or the rights and interests of the Depositor, the Indenture Trustee, the Insurers and the Securityholders under this Agreement and the Indenture or that would cause an Adverse REMIC Event.  The Servicer shall represent and protect the interests of the Issuer, the Insurers and the Securityholders in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Loan.  Without limiting the generality of the foregoing, the Servicer in its own name is hereby authorized and empowered by the Indenture Trustee when the Servicer believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices, to execute and deliver, on behalf of itself and the Securityholders, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Indenture Trustee shall furnish the Servicer, upon request, with any powers of attorney empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents as the Servicer may request, necessary or appropriate to enable the Servicer to service the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Servicer).  If the Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, then upon request of the Indenture Trustee, the Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture.  In no event shall the Servicer, without the Indenture Trustee’s written consent: (i) initiate any action, suit or proceeding solely under the Indenture Trustee’s name without indicating the Servicer’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Indenture Trustee to be registered to do business in any state.  The Servicer shall indemnify the Indenture Trustee for any and all costs, liabilities and expenses incurred by the Indenture Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.  In the performance of its duties hereunder, the Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

(b)

In servicing and administering the Loans, the Servicer shall employ procedures and exercise the same care that it customarily employs and exercises in servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with this Agreement.  Consistent with the foregoing, the Servicer may in its discretion with respect to any Delinquent Loan (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note with respect to a Delinquent Closed End Second for a period not greater than 90 days if (a) the borrower has shown renewed willingness and ability to make payments on the loan, (b) the loan must be at least nine months old and (c) the borrower must make at least three consecutive monthly payments before extension, or an equivalent lump sum; provided, however, that the maturity of any Loan shall not be extended past the date on which the final payment is due on the latest maturing Loan as of the Cut-off Date and there will be no more than two occurrences of due date extension per loan up to an aggregate limit of 90 days.  In the event of any extension described in clause (ii) above, the Servicer shall make Servicing Advances on the related Loan in accordance with the provisions of Section 4.07 of this Agreement on the basis of the amortization schedule of such Loan without modification thereof by reason of such extension.

(c)

The Servicer shall not consent to any increase in the Credit Limit of any Loan unless (i) a new appraisal is obtained on the related Mortgaged Property, (ii) immediately following such increase in such Credit Limit, the Combined Loan-to-Value Ratio of such Loan (calculated using the new appraised value of such Loan determined in clause (i) above) is less than or equal to the Combined Loan-to-Value Ratio of such Loan as of the Cut-off Date and (iii) the Mortgaged Property is owner occupied.

Section 4.05

Collection of Taxes, Assessments and Similar Items.

(a)

The Servicer shall establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an “Escrow Account”) and to deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, standard hazard insurance policy premiums or any comparable items for the account of the Mortgagors. The Servicer shall make (or cause to be made) advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it or the Servicer has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.07 or otherwise.

(b)

Costs incurred by the Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Securityholders.  Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable as a Servicing Advance by the Servicer pursuant to Section 4.07.

Section 4.06

Collection Account.

(a)

On the Closing Date, the Servicer shall open and shall thereafter maintain a segregated account held in trust in the name of the Securities Intermediary (the “Collection Account”), entitled “Collection Account, U.S. Bank National Association, as indenture trustee, in trust for Holders of the GreenPoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes, Series 2006-HE1.”  The Collection Account shall relate solely to the Securities issued by the Issuer, and funds in such Collection Account shall not be commingled with any other monies.

(b)

The Collection Account shall be an Eligible Account.  If an existing Collection Account ceases to be an Eligible Account, the Servicer shall establish a new Collection Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

(c)

The Servicer shall give to the Indenture Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account.  The Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Indenture Trustee in trust for the Noteholders and the Insurers under this Agreement.  On each Servicer Remittance Date, the entire amount on deposit in the Collection Account relating to the Loans (subject to permitted withdrawals set forth in Section 4.07), other than amounts not included in the Total Distribution Amount for such Payment Date, shall be remitted to the Indenture Trustee for deposit into the Payment Account by wire transfer in immediately available funds.  The Servicer, at its option, may choose to make daily remittances from the Collection Account to the Indenture Trustee for deposit into the Payment Account.  If the Servicer fails to make any remittance so required, including any advance, to be made by the Servicer on the Servicer Remittance Date (without regard to any grace period), the Servicer shall pay to the Indenture Trustee, for the account of the Indenture Trustee, interest on such late remittance at the Prime Rate from and including the Servicer Remittance Date to but excluding the date such remittance is made.

(d)

The Servicer shall deposit or cause to be deposited into the Collection Account, on the Closing Date, any amounts (other than in respect of interest on any Loans due on a due date prior to the Cut-off Date) received with respect to the Loans due after the Cut-off Date and on or before the Closing Date.  Thereafter, the Servicer shall deposit or cause to be deposited in the Collection Account on the earlier of the applicable deposit date and two Business Days following receipt thereof, the following amounts received or payments made by it (other than in respect of interest on any Mortgage Loans due on a Due Date prior to the Cut-off Date):

(i)

all payments on account of principal and late collections, on the Loans;

(ii)

all payments on account of interest on the Loans, net of the Servicing Fee (to the extent not paid pursuant to Section 5.06 hereof) with respect to each such Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Section 4.20;

(iii)

any unscheduled payment or other recovery with respect to a Loan not otherwise specified in this paragraph (d), including all Net Liquidation Proceeds with respect to the Loans and REO Property, all Recovered Amounts, and all amounts received in connection with the operation of any REO Property, net of any unpaid Servicing Fees with respect to such Mortgage Loans (but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Section 4.20);

(iv)

all Insurance Proceeds and Condemnation Proceeds; and

(v)

the Loan Purchase Price of any Mortgage Loan repurchased by the Seller, a Transferor or any other Person and any Substitution Amount related to any Qualifying Substitute Mortgage Loan.

(e)

Funds in the Collection Account may be invested in Eligible Investments selected by and at the written direction of the Servicer, which shall mature not later than one Business Day prior to the next Servicer Remittance Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Servicer in trust for the benefit of the Indenture Trustee, the Insurers and the Securityholders.  All income and gain realized from any Eligible Investment shall be part of the Trust Estate.  Without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Loans need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional servicing compensation; provided, however, that such amounts shall not include Annual Fees or Termination Fees.  If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account.

Section 4.07

Application of Funds in the Collection Account.  The Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

(a)

to reimburse itself for Servicing Advances; such right to reimbursement pursuant to this subclause (i) is limited to amounts received on or in respect of a particular Loan (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Securityholders;

(b)

to pay itself out of each payment received on account of interest on a Loan, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 4.20 or paid pursuant to Section 5.06);

(c)

to reimburse itself from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section 4.20(a) in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Loan Rate less the applicable Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges (other than Annual Fees and Termination Fees) on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that the Servicer’s right thereto shall be prior to the rights of the Securityholders;

(d)

to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to Section 4.04;

(e)

to pay to the Depositor, the Seller or any Transferor, as applicable, with respect to each Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected, and to pay to the applicable Person any Servicing Advances to the extent specified in the definition of Loan Purchase Price;

(f)

[reserved];

(g)

to reimburse itself for Servicing Advances on a Loan that are not made pursuant to Sections 4.07(a) or (c);

(h)

on each Deposit Date, to make payment to the Indenture Trustee for deposit into the Payment Account in the amounts and in the manner provided for in Section 4.06(c) for the related Payment Date (to the extent collected by the Servicers);

(i)

[reserved];

(j)

to make payment to itself, the Indenture Trustee, the Custodians, the Administrator and others pursuant to any provision of this Agreement, the Indenture, the Custodial Agreements or the Administration Agreement;

(k)

to withdraw funds deposited in error in the Collection Account;

(l)

to clear and terminate the Collection Account pursuant to Article VIII;

(m)

to reimburse the Indenture Trustee, as successor servicer, or a successor servicer (solely in its capacity as successor servicer), for any fee or advance occasioned by a termination of the servicer, and the assumption of such duties by the Indenture Trustee or a successor servicer appointed by the Indenture Trustee pursuant to Section 6.01, in each case to the extent not reimbursed by the terminated Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Servicer or the Indenture Trustee thereto shall be prior to the rights of the Securityholders; and

In connection with withdrawals pursuant to subclauses (a), (c) and (d) above, the Servicer’s entitlement thereto is limited to collections or other recoveries on the related Loan.  The Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause (a), (c) and (d).

Section 4.08

Reports of Indenture Trustee to Securityholders and the Insurers.

(a)

On each Payment Date, the Indenture Trustee shall provide to each Securityholder and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurer, each Insurer, or shall make available via the Indenture Trustee’s internet website, a report (the “Payment Date Statement”) setting forth the following information (on the basis of Loan level information obtained from the Servicer):

(i)

the amount being distributed to each class of Notes;

(ii)

the amount of interest for each class of Notes included in such payment and the applicable Note Rate;

(iii)

the amount, if any, of the remaining overdue accrued interest after giving effect to such payment by Class;

(iv)

the Servicing Fee for such Payment Date;

(v)

the related Note Principal Amount, after giving effect to such payment by class;

(vi)

the related initial Pool Balance and the related Pool Balance as of the end of the preceding Collection Period;

(vii)

the number and aggregate Principal Balance of Loans that were (A) delinquent (exclusive of Loans in bankruptcy or foreclosure or properties acquired by the Issuer by deed in lieu of foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 to 119 days, (4) 120 to 149 days, (5) 150 to 179 days, (6) 180 to 269 days and (7) 270 or more days, (B) in foreclosure, (C) in bankruptcy and (D) properties acquired by the Issuer by deed in lieu of foreclosure;

(viii)

Cumulative Loss Amounts as a percentage of initial Pool Balance and (B) Cumulative Loss Amounts as a percentage of current Pool Balance;

(ix)

the book value of any real estate which is acquired by the Issuer through foreclosure or grant of deed in lieu of foreclosure;

(x)

the amount of any draws on the Policies;

(xi)

whether the related Payment Date will fall during the Managed Amortization Period or the Rapid Amortization Period;

(xii)

whether a Rapid Amortization Event has occurred during the related Collection Period;

(xiii)

whether the Stepdown Date has occurred;

(xiv)

the outstanding principal balance of the Loans in with the three largest outstanding Principal Balances;

(xv)

whether an Event of Servicer Termination or an Insurer Default has occurred with respect to either of the Insurers;

(xvi)

the amount, if any, of Additional Balances created during the related Collection Period;

(xvii)

the amount, if any, of the Additional Balance Advance Amount for such Payment Date, and the amount of interest on such amount;

(xviii)

whether the Managed Amortization Period has ended and the Rapid Amortization Period has begun;

(xix)

the Specified Overcollateralization Amount;

(xx)

the Overcollateralization Amount, after giving effect to payments on such Payment Date;

(xxi)

the Overcollateralization Deficiency Amount, after giving effect to payments on such Payment Date;

(xxii)

the amount of any Servicing Advances made by the Servicer during the related Collection Period;

(xxiii)

the amount, if any, of interest shortfalls relating to prepayments during the related Collection Period;

(xxiv)

the Three-Month Rolling Delinquency Rate;

(xxv)

the amount of any Annual Fees and Termination Fees received during the related Collection Period;

(xxvi)

the Principal Balance of each class of Residual Certificates; and

(xxvii)

the amount distributable, if any, to each class of Residual Certificates.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall (except in the case of the report delivered to the holder of the Residual Certificates) be expressed as a dollar amount per $1,000 of original principal amount of Notes.

In addition to the information listed above, such Payment Date Statement shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§ 229.1121) of Regulation AB, other than those data elements specified in Item 1121(a)(11), (12) and (14).

The Indenture Trustee will make available such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) each month to the Rating Agencies, each Insurer (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurer) and Securityholders via the Indenture Trustee’s website, which can be accessed at www.trustinvestorreporting.usbank.com.  Assistance in using the website can be obtained by calling the Indenture Trustee’s customer service desk at 1-800-934-6802.  Such parties as are unable to use the website are entitled to have a paper copy mailed to them via first class mail by notifying the Indenture Trustee at One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: Greenpoint 2006-HE1, and indicating such.  The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

The foregoing information and reports shall be prepared and determined by the Indenture Trustee based solely on Loan data provided to the Indenture Trustee by the Servicer (in a format agreed to by the Indenture Trustee and the Servicer) no later than 12:00 p.m. (noon) Eastern Standard Time five Business Days prior to the Payment Date or if such day is not a Business Day, the immediately preceding Business Day.  Information to be provided by the Servicer shall include any information required by Form 10-D, including by Item 1121 of Regulation AB.  In preparing or furnishing the Payment Date Statement, the Indenture Trustee shall be entitled to rely conclusively on the accuracy and completeness of the information or data regarding the Loans and the related REO Property that has been provided to the Indenture Trustee by the Servicer, and the Indenture Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.  The Indenture Trustee shall be entitled to conclusively rely on the Loan data provided by the Servicer, and shall have no liability for any errors in such Loan data.

(b)

Upon the reasonable advance written request of any Securityholder that is a savings and loan, bank or insurance company, which request, if received by the Indenture Trustee, the Indenture Trustee shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer under this Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide), to such Securityholder such reports and access to information and documentation regarding the Loans as such Securityholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Securities; provided, however, that the Indenture Trustee shall be entitled to be reimbursed by such Securityholder for the Indenture Trustee’s actual expenses incurred in providing such reports and access.

(c)

Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Indenture Trustee shall have prepared and shall make available to each Person who at any time during the calendar year was a Securityholder of record, and make available to the Holders in accordance with applicable regulations, a report summarizing the items provided to the Securityholders pursuant to Section 4.08(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns; provided, however, that this Section 4.08(c) shall not be applicable where relevant reports or summaries are required elsewhere in this Agreement.  Such information shall include the amount of original issue discount accrued on each Class of Securities and information regarding the expenses of the Issuer.  The Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports.

The Indenture Trustee shall furnish any other information that is required by the Code and regulations thereunder to be made available to Securityholders.  The Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports (and the Indenture Trustee may rely solely upon such information).

Section 4.09

[Reserved]

Section 4.10

[Reserved]

Section 4.11

Assumption of Servicing by Indenture Trustee.

(a)

In the event the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Servicer Termination under this Agreement), the Indenture Trustee shall thereupon assume all of the rights and obligations of such Servicer hereunder.  The Indenture Trustee, its designee or any successor servicer appointed by the Indenture Trustee shall be deemed to have assumed all of the Servicer’s interest herein, except that the Servicer shall not thereby be relieved of any liability or obligations of the Servicer accruing prior to its replacement as Servicer, and shall be liable to the Indenture Trustee, and hereby agrees to indemnify and hold harmless the Indenture Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Indenture Trustee as a result of such liability or obligations of the Servicer and in connection with the Indenture Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Indenture Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Servicer prior to its replacement as Servicer) of the Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Servicer that has been terminated shall, upon request of the Indenture Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to the Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 4.12

 “Due-on-Sale” Clauses; Assumption Agreements.  To the extent Loans contain enforceable due-on-sale clauses, the Servicer shall enforce such clauses in accordance with this Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement, and, as a consequence, a Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

Section 4.13

Release of Mortgage Files.

(a)

Upon (i) becoming aware of the payment in full of any Loan or (ii) the receipt by the Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Indenture Trustee (or the Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Servicer pursuant to Section 4.06 have been or will be so deposited) of a Servicing Officer and shall request (on the form attached hereto as Exhibit B or on the form attached to the related Custodial Agreement) the Indenture Trustee or the Custodian, to deliver the related Mortgage File.  Upon receipt of such certification and request, the Indenture Trustee or the Custodian (with the consent, and at the direction of the Indenture Trustee), shall promptly release the related Mortgage File to the Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File.  Upon any such payment in full, the Servicer is authorized to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Loan and in accordance with Accepted Servicing Practices and this Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings.  The Indenture Trustee or the Custodian, shall, upon request of the Servicer and delivery to the Indenture Trustee or the Custodian, of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit B, release the related Mortgage File held in its possession or control to the Servicer (or the applicable Servicer).  Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists unless the Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee or the Custodian, as applicable, to the Servicer.

Section 4.14

Documents, Records and Funds in Possession of Servicer To Be Held for Indenture Trustee.

(a)

The Servicer shall transmit to the Indenture Trustee such documents and instruments coming into the possession of the Servicer from time to time as are required by the terms hereof or of this Agreement to be delivered to the Indenture Trustee or the Custodian.  Any funds received by the Servicer in respect of any Loan or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Loan shall be held for the benefit of the Indenture Trustee, the Insurers and the Securityholders subject to the Servicer’s right to retain or withdraw amounts provided in this Agreement.  The Servicer shall provide access to information and documentation regarding the Loans to the Indenture Trustee and the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer), their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Securityholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Servicer designated by it.  In fulfilling such a request the Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Indenture Trustee as the Indenture Trustee’s agent and bailee for purposes of perfecting the Indenture Trustee’s security interest therein as provided by the UCC or other applicable laws; provided, however, that the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Servicer under this Agreement or this Agreement and shall be authorized to remit such funds to the Indenture Trustee in accordance with this Agreement.

(c)

The Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Indenture Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Loans from the Seller to the Depositor or the Depositor to the Issuer not to constitute a sale, the Indenture Trustee shall have a security interest in the Loans and in all Mortgage Files representing such Loans and in all funds and investment property now or hereafter held by, or under the control of the Servicer that are collected by the Servicer in connection with the Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which the Servicer or the Depositor is entitled to hereunder); and the Servicer agrees that so long as the Loans are assigned to and held by the Indenture Trustee or any Custodian, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Loans which come into the possession or custody of, or which are subject to the control of, the Servicer shall be held by the Servicer for and on behalf of the Indenture Trustee as the Indenture Trustee’s agent and bailee for purposes of perfecting the Indenture Trustee’s security interest therein as provided by the UCC or other applicable laws.

(d)

The Servicer agrees that it shall not create, incur or subject to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance any Loans, or any funds that are deposited in any Custodial Account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Indenture Trustee, nor assert by legal action or otherwise any claim or right of setoff against any Loan or any funds collected on, or in connection with, a Loan.

Section 4.15

[Reserved].

Section 4.16

Standard Hazard and Flood Insurance Policies.  For each Loan, to the extent required under this Agreement, the Servicer shall maintain standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement, as applicable.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in this Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Pursuant to Section 4.06, any amounts collected by the Servicer under any insurance policies maintained pursuant to this Section 4.16 (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with this Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.07.  Any cost incurred by the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Loan where the terms of the Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Securityholders and shall be recoverable by the Servicer pursuant to Section 4.07.

Section 4.17

Presentment of Claims and Collection of Proceeds.  The Servicer shall, prepare and present on behalf of the Indenture Trustee and the Securityholders all claims under the Insurance Policies with respect to the Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Servicer in respect of such policies or bonds shall be promptly deposited in the Collection Account or the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 4.18

[Reserved].

Section 4.19

[Reserved].

Section 4.20

Compensation to the Servicer.  (a) Servicing compensation in the form of any assumption fees, modification fees, extension fees, nonsufficient fund fees and late payment charges to the extent collected from the borrower or otherwise (but not including any Prepayment Premium) shall be retained by the Servicer and shall not be deposited in the Collection Account; provided however, that such amounts shall not include any Annual Fees or Termination Fees.  The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

(a)

So long as GMACM is acting as the Servicer, the Servicer will be entitled to the Servicing Fee with respect to each Loan as compensation for its servicing activities.  So long as an entity other than GMACM is acting as the Servicer, the Servicer will be entitled to compensation as agreed to by the Servicer and the Depositor from time to time, which will be subject to the Servicing Fee being calculated at the Maximum Servicing Fee Rate and based on market rates for comparable servicing activities and the amount of such Servicer compensation shall be retained by the Servicer and shall not be deposited in the Collection Account.

(b)

The provisions of this Section 4.20 are subject to the provisions of Section 6.01.

Section 4.21

REO Property.

(a)

In the event the Issuer acquires ownership of any REO Property in respect of any Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Securityholders.  The Servicer shall use its reasonable best efforts to sell, or cause the applicable Servicer, to the extent provided in this Agreement, to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article VII and prior to the close of the third taxable year after its acquisition by the Issuer unless the Indenture Trustee and (so long as any Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) the Insurers shall have been supplied with an Opinion of Counsel to the effect that the holding by the Issuer of such REO Property subsequent to such three-year period will not cause an Adverse REMIC Event, in which case the Issuer may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel and the other requirements of this Section 4.21).  Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property in the manner and to such extent required by this Agreement, subject to Article VII hereof.  The decision of the Servicer to foreclose, or to continue the foreclosure process, on a defaulted Loan shall be subject to a determination by the Servicer that the related Mortgaged Property will not fail to qualify as “foreclosure property” within meaning of Section 860G(a)(8) of the Code and that the proceeds of such foreclosure would more likely than not exceed the costs and expenses of bringing such a proceeding and liquidating the REO Property expected to be obtained through such foreclosure.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Issuer shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Issuer in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC created under the Trust Agreement to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property, unless the Servicer has agreed to indemnify and hold harmless the Issuer and the Trust Estate with respect to the imposition of any such taxes.

(b)

The Servicer shall deposit or cause to be deposited all funds collected and received by it in connection with the operation of any REO Property in the Collection Account.

(c)

The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that (without limitation of any other right of reimbursement that the Servicer shall have hereunder) any such unreimbursed Servicing Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

Net Liquidation Proceeds from the final disposition of the REO Property shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Indenture Trustee for deposit into the Payment Account on the next succeeding Servicer Remittance Date.

Section 4.22

[Reserved].

Section 4.23

Reports to the Indenture Trustee.

(a)

Not later than 30 days after each Payment Date, the Servicer shall, forward to the Indenture Trustee and the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Servicer as of the close of business on the related Payment Date, indicating that all distributions required by this Agreement to be made by the Servicer have been made (or if any required distribution has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Servicer.  Copies of such statement shall be provided by the Servicer, upon request, to the Depositor, Attention: Contract Finance and any Securityholders (or by the Indenture Trustee at the Servicer’s expense if the Servicer shall fail to provide such copies to the Securityholders (unless (i) the Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Servicer’s failure to provide such statement)).

(b)

Not later than two Business Days following each Payment Date, the Servicer shall deliver to one Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Servicer in connection with similar transactions, “loan level” information with respect to the Loans as of the related Determination Date.

Section 4.24

Assessment of Compliance and Attestation Reports

(a)

Assessment of Compliance

(i)

By March 15 of each year, commencing in March 2007, the Servicer, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at its own expense, to the Seller, the Depositor, the Administrator, the Servicer, the Insurers and the Indenture Trustee, a report on an assessment of compliance with the Relevant Servicing Criteria specified on Exhibit J hereto that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.07(f), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(ii)

When the Servicer (or any Servicing Function Participant engaged by the Servicer) submits its assessments to the Indenture Trustee, the Servicer will also at such time include the assessment (and attestation pursuant to subsection (b) of this Section 4.24) of each Servicing Function Participant engaged by it and shall indicate to the Depositor what Relevant Servicing Criteria will be addressed in any such reports prepared by any such Servicing Function Participant.

(iii)

Promptly after receipt of each such report on assessment of compliance, the Exchange Act Signing Party shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria (and disclose the inapplicability of the Servicing Criteria not determined to be

Relevant Criteria) for each party as set forth on Exhibit J, and each Custodial Agreement in respect of each Custodian, and shall notify the Depositor of any exceptions.

(b)

Attestation Reports

(i)

By March 15 of each year, commencing in March 2007, the Servicer, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it to cause, at its own expense, a registered public accounting firm (which may also render other services to the Servicer) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Seller, the Depositor, the Servicer, the Insurers and the Indenture Trustee, to the effect that (A) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (B) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(ii)

Promptly after receipt of such report from the Servicer or any Servicing Function Participant engaged by such party, the Exchange Act Signing Party shall confirm that each assessment submitted pursuant subsection (a) of this Section 4.24 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)

The Servicer shall indemnify and hold harmless the Seller, the Depositor and the Indenture Trustee and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 4.24 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith; provided, however for any indemnification from the Servicer to any of the above parties with respect to any breaches of this Section 4.24, the Servicer in no event will be liable for any punitive or consequential damages.

(d)

The Servicer’s obligation to provide assessments of compliance and attestations under this Section 4.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Issuer.

Section 4.25

Annual Statement of Compliance with Applicable Servicing Criteria

(a)

The Servicer shall deliver (and the Servicer shall cause any Additional Servicer engaged by it to deliver) to the Seller, the Depositor, the Insurers and the Indenture Trustee on or before March 15 of each year, commencing in March 2007, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

(b)

Copies of such statements shall be provided to any Securityholder upon request, by the Indenture Trustee at the Servicer’s expense if the Servicer failed to provide such copies (unless (i) the Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Servicer’s failure to provide such statement).

(c)

The Servicer shall give prompt written notice to the Indenture Trustee, the Seller and the Depositor of the appointment of any Subcontractor by it and a written description (in form and substance satisfactory to the Indenture Trustee, the Seller and the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (A) the identity of each such Subcontractor and (B) which elements of the Servicing Criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each such Subcontractor.

(d)

The Servicer shall notify the Indenture Trustee, the Depositor and the Seller within five (5) days of knowledge thereof (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed) at any time an affiliate of any of the parties listed on Exhibit K to this Agreement.  On or before March 1st of each year, the Depositor shall distribute the information in Exhibit K to the Servicer.

Section 4.26

Merger or Consolidation.  Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor to the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

Section 4.27

Resignation of Servicer.  Except as otherwise provided in Sections 4.26 and 4.28 hereof, the Servicer shall not resign from the obligations and duties hereby imposed on it unless it or the Indenture Trustee, acting at the direction of the Controlling Insurer, determines that the Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Indenture Trustee and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers.  No such resignation shall become effective until the Indenture Trustee shall have assumed, or a successor servicer shall have been appointed by the Indenture Trustee and until such successor shall have assumed, the Servicer’s responsibilities and obligations under this Agreement.  Notice of such resignation shall be given promptly by the Servicer and the Depositor to the Indenture Trustee.

Section 4.28

Assignment or Delegation of Duties by the Servicer.  Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder; provided, however, that the Servicer shall have the right without the prior written consent of the Indenture Trustee, the Insurers or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Servicer hereunder.  In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Servicer relieve the Servicer of any liability hereunder.  Notice of such permitted assignment shall be given promptly by the Servicer to the Depositor, the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) and the Indenture Trustee.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor servicer, the entire amount of compensation payable to the Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Servicer pursuant to Section 4.20 hereof, shall thereafter be payable to such successor servicer.

At any time during the period that a Form 10-K is being filed with respect to the Trust in accordance with the Exchange Act and the rules and regulations of the Commission, the Servicer shall not permit a Subservicer to perform any servicing responsibilities hereunder with respect to the Loans unless that Subservicer first agrees in writing with such Servicer to deliver an assessment of compliance and an accountant’s attestation in such manner and at such times in compliance with Sections 4.24(a)(ii) and (b)(ii) of this Agreement.

Notwithstanding anything in this Agreement the contrary, the conversion of the Servicer’s organizational structure from a Pennsylvania corporation to a Delaware limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of the Servicer hereunder.

Section 4.29

[Reserved].

Section 4.30

Indemnification; Third-Party Claims.  In addition to its indemnification under Section 4.24(c), the Servicer agrees to indemnify the Depositor, the Issuer, the Insurers and the Indenture Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Issuer, the Insurers or the Indenture Trustee may sustain as a result of (a) any breach by the Servicer of any if its other obligations hereunder, (b) any misstatement or omission in any other information, data or materials provided by the Servicer, or (c) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance hereunder; provided, however for any indemnification from the Servicer to any of the above parties with respect to this Section 4.30, the Servicer in no event will be liable for any punitive or consequential damages.    The Depositor, the Issuer, the Insurers and the Indenture Trustee shall immediately notify the Servicer if a claim is made by a third party with respect to this Agreement, the Loans entitling the Depositor, the Issuer, the Insurers or the Indenture Trustee to indemnification hereunder, whereupon the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 4.31

Limitation of Servicer’s Liability.  Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Insurers or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. The Servicer’s right to indemnity or reimbursement pursuant to this Section 4.31 shall survive any resignation or termination of the Servicer pursuant to Section 4.31 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 4.32

Alternative Index.  In the event that the Index for any Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Servicer shall select an alternative index in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Loan.

Section 4.33

Transfer of Servicing.  The Seller agrees that it shall provide written notice to the Servicer, each Insurer (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) and the Indenture Trustee thirty days prior to any proposed transfer or assignment by the Seller of its rights under this Agreement or delegation of its rights or duties hereunder or any portion thereof to any other Person.  In addition, the ability of the Seller to transfer or assign its rights and delegate its duties under this Agreement or to transfer the servicing hereunder to a successor servicer shall be subject to the following conditions:

(i)

satisfaction of the conditions to such transfer as set forth in this Agreement including, without limitation, receipt of written consent of the Servicer and the Controlling Insurer to such transfer, in consultation with the other Insurer so long as no Insurer Default has occurred and is continuing with respect to such other Insurer;

(ii)

Such successor servicer must be qualified to service loans for Fannie Mae or FHLMC, must be a member in good standing of MERS and, must be acceptable to the Controlling Insurer in consultations with the other Insurer, so long as no Insurer Default has occurred and is continuing with respect to such other Insurer;

(iii)

Such successor servicer must satisfy the seller/servicer eligibility standards in this Agreement, exclusive of any experience in mortgage loan origination;

(iv)

Such successor servicer must execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Controlling Insurer that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement;

(v)

There must be delivered to the Indenture Trustee and each Insurer (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to any Insurer) a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes without taking into account the Class Ax Policy or the Class Ac Policy; and

(vi)

The Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Loan any required notices or disclosures describing the transfer of servicing of the Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer, all funds held by the prior Servicer in respect of the Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.  Notwithstanding the foregoing, the prior Servicer shall be obligated to perform the items listed above to the extent provided in this Agreement.

ARTICLE V

DEPOSITS AND DISTRIBUTIONS TO HOLDERS

Section 5.01

The Collection Account.  The Servicer shall establish and maintain in the name of the Securities Intermediary the Collection Account as provided in Article IV, which account shall be pledged to the Indenture Trustee for the benefit of the Noteholders and the Insurers.

Section 5.02

The Payment Account.

(a)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Payment Account”) entitled “Payment Account, U.S. Bank National Association, as Indenture Trustee, in trust for the benefit of the Holders of GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1.”  The Payment Account shall be an Eligible Account.  If the existing Payment Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Payment Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Payment Account into such new Payment Account.  The Payment Account shall relate solely to the Notes issued under the Indenture and funds in the Payment Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement.  The Indenture Trustee shall make withdrawals from the Payment Account only for the following purposes:

(i)

to pay such amounts as specified in Section 5.03(b)(A) to the persons entitled thereto and to pay such amounts required to be paid pursuant to Section 5.03(b)(B) of this Agreement;

(ii)

to withdraw amounts deposited in the Payment Account in error; and

(iii)

to clear and terminate the Payment Account pursuant to Article VIII.

(b)

The Indenture Trustee shall invest, or cause to be invested, funds held in the Payment Account in Eligible Investments (which may be obligations of the Indenture Trustee) in accordance with the written instructions of the holders of the Class L Certificate.  Absent its receipt of any such written instructions, the Indenture Trustee shall invest or cause to be invested such funds in the “First American Treasury Obligations Reserve Class”.  All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee.  All income and gain realized from any such investment (net of any losses) shall be transferred to the Designated Income Reserve Account upon receipt by the Indenture Trustee of such amounts.  Notwithstanding the foregoing, the Indenture Trustee shall invest funds in the Payment Account for the period from the day the funds are deposited in the Payment Account to the next succeeding Business Day in Eligible Investments (which may be obligations of the Indenture Trustee) and any income or gain realized net of losses shall be subject to its withdrawal on order form time to time; provided, however, that the Indenture Trustee may elect to keep the funds in the Payment Account uninvested for such period as payment of the Indenture Trustee Fee Amount.

Section 5.03

Payments from the Payment Account.

(a)

The Indenture Trustee shall deposit into the Payment Account, without duplication, upon receipt, (i) the proceeds of any liquidation of the assets of the Issuer and (ii) the Total Distribution Amount remitted by the Servicer together with any Substitution Amounts, and any Loan Purchase Price amounts received by the Indenture Trustee.

(b)

On each Payment Date, from amounts on deposit in the Payment Account, (A)(x) net of an amount equal to (i) (a) the Indenture Trustee Fee Amount and (b) any unreimbursed expenses and indemnities due and owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture (provided, however, such amount shall not exceed $20,000 on any Payment Date nor exceed $150,000 during any Anniversary Year (excluding, for this purpose, any costs or expenses incurred by the Indenture Trustee pursuant to Section 6.01(a) in connection with any transfers of servicing); provided, further that the Indenture Trustee may be reimbursed for amounts in excess of $150,000 incurred in a given Anniversary Year in subsequent Anniversary Years, but (subject to the immediately preceding sentence) in no event shall more than $150,000 be reimbursed to the Indenture Trustee per Anniversary Year) (the “Indenture Trustee Expense Amount”), (ii) the Servicing Fee (to the extent not already paid in accordance with Section 5.06) and the amount specified in Section 5.03(c) and (iii) the Owner Trustee Fee, (y) plus any amounts on deposit in the Policy Payment Account (which amounts shall be applied pursuant to Section 5.04(c) of this Agreement), and (z) plus any amounts on deposit in the Designated Investment Income Reserve Account to the extent required to be distributed pursuant to Section 5.06(c)(i) (which amounts shall be applied pursuant to Section 5.06(c) prior to payments under this Section 5.03(b)), the Indenture Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after the application of funds in accordance with Section 5.06 of this agreement and after all preceding allocations, transfers and disbursements have occurred:

(B)(i) Concurrently, to the Insurers (pro rata based on amounts due), the allocable Premium Amount payable to each Insurer for such Payment Date to the extent not already paid in accordance with Section 5.06;

(ii)

concurrently (pro rata based on amounts due), (x) to each Class of Noteholders, the Interest Payment Amount with respect to the related Class of Notes for such Payment Date together with any portion of the Interest Payment Amount due and not paid on prior Payment Dates with interest thereon at the applicable Note Rate, (y) during the Managed Amortization Period, to the Holder of the Class L Certificate for accrued and unpaid interest on any Additional Balance Advance Amount that has not previously been reimbursed pursuant to clause (iii) below at the Class L Certificate Rate and (z) to the Insurers, the related Reimbursement Amount related to draws under the Policies with respect to the Interest Payment Amount for either class of Notes for such payment date;

(iii)

on each Payment Date during the Managed Amortization Period, to the Holder of the Class L Certificate, from Principal Collections, an amount equal to the Additional Balance Advance Amount for such Payment Date;

(iv)

to each Class of Noteholders, as a payment of principal, the related Class A Principal Payment Amount for such Payment Date;

(v)

to each Class of Noteholders, as a payment of principal, in the following order, (a) Charge-Off Amounts incurred during the preceding calendar month and (b) Charge-Off Amounts incurred during previous periods that were not subsequently funded by Interest Collections, overcollateralization or draws under the Class Ax Policy or Class Ac Policy in respect of an Overcollateralization Deficit;

(vi)

to the Insurers, the related remaining Reimbursement Amount, if any, then due to them;

(vii)

to each Class of Noteholders, the Accelerated Principal Payment, if any;

(viii)

to the Servicer, amounts not previously reimbursed pursuant to this Agreement (including expenses associated with the transition to any new Servicer);

(ix)

to each Class of Noteholders, pro rata (based on the amount of Net WAC Carryover Amount for each such Class), to pay current and any previously unreimbursed related Net WAC Carryover Amount and interest thereon at the applicable Note Rate;

(x)

pari passu, (a) to the Indenture Trustee, any unreimbursed expenses due and owing to the Indenture Trustee and not otherwise previously paid on such Payment Date, (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise previously paid on such Payment Date and (c) to the Administrator, unreimbursed expenses due and owing to the Trust Administrator and not otherwise previously paid on such Payment Date; and

(xi)

first, to pay remaining Additional Balance Advance Amounts, together with interest at the Class L Certificate Rate, to the holders of the Class L Certificates, second to pay to the holders of the Class B Certificates the amounts specified in Section 3.11 of the Trust Agreement.

(c)

On each Payment Date the Indenture Trustee shall pay from amounts in the Payment Account to the holders of the Class B Certificates an amount equal to the sum of the Class BT Distribution Amount for such Payment Date and the Class BA Distribution Amount for such Payment Date.

Section 5.04

The Policies; the Policy Payment Account.

(a)

By 12:00 p.m. (noon) New York City time on the Determination Date the Indenture Trustee shall determine with respect to such Payment Date, the Deficiency Amount, if any.

(b)

If the Indenture Trustee determines pursuant to paragraph (a) above that a Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of the applicable exhibit to the related Policy and submit such notice to the Insurers no later than 12:00 p.m. (noon) New York City time on the third Business Day preceding such Payment Date as a claim for the payment of an Insured Amount in an amount equal to the Deficiency Amount.

(c)

The Indenture Trustee shall establish an Eligible Account (which may be a sub-account of the Payment Account) for the benefit of the Noteholders and the Insurers referred to herein as the “Policy Payment Account” over which the Indenture Trustee shall have exclusive control and sole right of withdrawal.  The Indenture Trustee shall deposit upon receipt any amount paid under a Policy into the Policy Payment Account and distribute such amount only for purposes of payment to the applicable Noteholders of the related Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Seller, the Depositor, the Servicer, the Indenture Trustee or the Issuer.  Amounts paid under a Policy, to the extent needed to pay the related Insured Amount, shall be disbursed by the Indenture Trustee to the applicable Noteholders in accordance with Section 5.03(b).  It shall not be necessary for such payments to be made by check or wire transfers separate from checks or wire transfers used to pay the related Insured Amount with other funds available to make such payment.  However, the amount of any payment of principal or interest on the applicable Notes to be paid from funds transferred from the Policy Payment Account shall be noted as provided in subsection (d) of this Section 5.04 in the Note Register and in the Indenture Trustee’s Payment Date Statement.  Funds held in the Policy Payment Account shall not be invested.  Any funds remaining in the Policy Payment Account on the first Business Day following a Payment Date shall be returned to the applicable Insurer pursuant to the written instructions of such Insurer by the end of such Business Day.

(d)

The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the applicable Policy.  Each Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day’s prior written notice to the Indenture Trustee.

(e)

The Indenture Trustee shall, upon retirement of the Class Ax Notes or the Class Ac Notes, furnish to the applicable Insurer a notice of such retirement, and, upon retirement of the Class Ax Notes or the Class Ac Notes and the expiration of the term of the applicable Policy, surrender such Policy to the applicable Insurer for cancellation.

Section 5.05

The Reserve Account.

(a)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Reserve Account”) entitled “Reserve Account, U.S. Bank National Association, as Indenture Trustee, in trust for the benefit of the Holders of the GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1.”  The Reserve Account shall be an Eligible Account.

(b)

If the existing Reserve Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Reserve Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Reserve Account into such new Reserve Account.  The Reserve Account shall relate solely to the Securities and funds therein shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement.  The Indenture Trustee shall make withdrawals from the Reserve Account only for the following purposes:

(ii)

to pay such amounts required to be paid pursuant to Section 2.01(b) of this Agreement; and

(iii)

to withdraw amounts deposited in the Reserve Account in error.

(c)

Funds held in the Reserve Account shall be invested in Eligible Investments (which may be obligations of the Indenture Trustee).   The holders of the Class L Certificates shall direct investments and be liable for any losses.  In absence of written instructions from the holders of the Class L Certificates, the Indenture Trustee shall invest or cause to be invested such funds in “First American Treasury Obligations Reserve Class”.  All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be subject to its withdrawal on order from time to time.

Section 5.06

Other Reserve Accounts.

(a)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Termination Fee Reserve Account”) entitled “Termination Fee Reserve Account, U.S. Bank National Association, as Indenture Trustee, in trust for the benefit of the Holders of the GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1,” into which Termination Fees, if any, that are collected by the Servicer with respect to each HELOC and remitted to the Indenture Trustee shall be deposited.  The Termination Fee Reserve Account shall be an Eligible Account and amounts in such account shall be invested in Eligible Investments at the written direction of the holders of the Class B Certificates.  In the absence of written instructions from the holders of the Class B Certificates, the Indenture Trustee shall invest such funds in “First American Treasury Obligations Reserve Class”.  Amounts in the Termination Fee Reserve Account shall be used to pay Servicing Fees and then Premium Amounts prior to using amounts in the Annual Fee Reserve Account or the Payment Account in accordance with Section 5.03(b) of this Agreement to pay such Servicing Fees and Premium Amounts as follows:

(i)

To pay Servicing Fees in accordance with this Agreement for the related Payment Date prior to the application of any portion of Available Funds for the payment of Servicing Fees in accordance with Section 5.03(b) of this Agreement;

(ii)

Concurrently, to pay to the Insurers, pro rata, based on amounts due, the allocable Premium Amount for such Payment Date prior to paying such Amounts pursuant to Section 5.03(b)(ii) of this Agreement; and

(iii)

Any amounts not used on a Payment Date in accordance with this Section 5.06(a) shall remain in the Termination Fee Reserve Account for future Payment Dates.

(b)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Annual Fee Reserve Account”) entitled “Annual Fee Reserve Account, U.S. Bank National Association, as Indenture Trustee, in trust for the benefit of the Holders of the GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1,” into which Annual Fees, if any, that are collected by the Servicer with respect to each HELOC and remitted to the Indenture Trustee shall be deposited.  The Annual Fee Reserve Account shall be an Eligible Account and amounts in such account shall be invested in Eligible Investments at the written direction of the holders of the Class B Certificates.  In the absence of written instructions from the holders of the Class B Certificates, the Indenture Trustee shall invest such funds in “First American Treasury Obligations Reserve Class”.  Amounts in the Annual Fee Reserve Account including earnings on investments (net of losses) shall be used to pay Servicing Fees and then Premium Amounts prior to using amounts in the Payment Account in accordance with Section 5.03(b) of this Agreement to pay such Servicing Fees and Premium Amounts as follows:

(i)

To pay any Servicing Fees remaining after the application of funds in the Termination Fee Reserve Account in accordance with this Agreement for the related Payment Date prior to the application of any portion of Available Funds for the payment of Servicing Fees in accordance with Section 5.03(b) of this Agreement;

(ii)

Concurrently, to pay to the Insurers, pro rata, based on amounts due, the allocable Premium Amount for such Payment Date after the application of funds in the Termination Fee Reserve Account and prior to paying such Amounts pursuant to Section 5.03(b)(ii) of this Agreement; and

(iii)

Any amounts not used on a Payment Date in accordance with this Section 5.06(b) shall remain in the Annual Fee Reserve Account for future Payment Dates.

(c)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Designated Investment Income Reserve Account”) entitled “Designated Investment Income Reserve Account, U.S. Bank National Association, as Indenture Trustee, in trust for the benefit of the Holders of the GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1,” into which the investment income, if any, on the Payment Account that is earned between the prior month’s Servicer Remittance Date (or such later date on which the Indenture Trustee shall have received the related remittance from the Servicer) and the Payment Date, less one day of investment income available to pay the Indenture Trustee, shall be deposited.  The Designated Investment Income Reserve Account shall be an Eligible Account and amounts in such account shall be invested in Eligible Investments at the written direction of the holders of the Class L Certificates.  In the absence of written instructions from the holders of the Class L Certificates, the Indenture Trustee shall invest such funds in “First American Treasury Obligations Reserve Class”.  Prior to the application of Available Funds in accordance with Section 5.03(b) of this Agreement, amounts in the Designated Investment Income Reserve Account shall be paid to the holder of the Class L Certificate.

(d)

For federal income tax purposes, the Class L Certificates shall evidence the beneficial ownership of the Termination Fee Reserve Account and the Annual Fee Reserve Account.  For federal income tax purposes, the Designated Investment Income Reserve Account shall be an asset of the Lower-Tier REMIC formed pursuant to the Trust Agreement.

Section 5.07

The Certificate Account.  (a)  The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the “Certificate Account”) entitled “Certificate Account, Wilmington Trust Company, as Owner Trustee, in trust for the holders of GreenPoint Mortgage Funding Trust 2006-HE1, Residual Certificates.”

(a)

On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account all amounts required to be deposited in the Certificate Account pursuant to Section 5.03 and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account.  On each Payment Date, the Owner Trustee or the Administrator shall distribute all amounts on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates as provided in the Trust Agreement.  On the Payment Date on which the Note Principal Amount is reduced to zero, the Administrator shall distribute all amounts remaining on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

(b)

All distributions made on the Residual Certificates shall be made by wire transfer of immediately available funds to the account of such Certificateholders.  The final distribution on the Residual Certificates will be made in like manner, but only upon presentment and surrender of such Residual Certificates at the location specified in the notice to the Certificateholders of such final distribution.

(c)

The Indenture Trustee shall invest, or cause to be invested, funds held in the Payment Account in Eligible Investments (which may be obligations of the Indenture Trustee) in accordance with the written instructions of the holders of the Class L Certificate.  Absent its receipt of any such written instructions, the Indenture Trustee shall invest or cause to be invested such funds in the “First American Treasury Obligations Reserve Class”.  All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee.

Section 5.08

Control of the Trust Accounts.

(a)

The Depositor, the Issuer and the Indenture Trustee hereby appoint U.S. Bank National Association as Securities Intermediary with respect to the Trust Accounts, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Securityholders and the Insurers, a security interest to secure all amounts due Securityholders and the Insurers hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof, and the Depositor hereby grants to the Issuer, as collateral agent for the benefit of Certificateholders, a security interest to secure all amounts due Certificateholders hereunder in and to the Certificate Account and the Security Entitlements and all Financial Assets credited to the Certificate Account, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof.  Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders and the Insurers, and amounts held from time to time in the Certificate Account will continue to be held by the Securities Intermediary for the benefit of the Issuer, as collateral agent, for the benefit of the Certificateholders.  Upon the termination of the Trust or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination.  By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed U.S. Bank National Association as Securities Intermediary and U.S. Bank National Association hereby accepts such appointment as Securities Intermediary.

(b)

With respect to the Trust Account Property credited to the Trust Accounts, or the Certificate Account, the Securities Intermediary agrees that:

(ii)

with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(iii)

the sole assets permitted in the Trust Accounts shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

(iv)

any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account or the Certificate Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee (or the Issuer, in the case of the Payment Account) with respect thereto over which the Securities Intermediary or such other institution has Control;

(c)

The Securities Intermediary hereby confirms that (A) each Trust Account and the Certificate Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, and the Issuer, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to the Certificate Account, (B) all Trust Account Property in respect of any Trust Account or the Certificate Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account or the Certificate Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Issuer, payable to the order of the Depositor or the Issuer or specially endorsed to the Depositor or the Issuer, or (y) will any Financial Asset credited to the Certificate Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

(d)

The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account or the Certificate Account shall be treated as a Financial Asset;

(e)

If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Issuer or any other Person.  If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

If at any time the Securities Intermediary shall receive an Entitlement Order from the Issuer directing transfer or redemption of any Financial Asset relating to the Certificate Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor or any other Person.  If at any time the Issuer notifies the Securities Intermediary in writing that the Issuer has been terminated in accordance herewith and with the Trust Agreement and the security interest granted above has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor directing transfer or redemption of any Financial Asset relating to the Certificate Depositor Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or any other Person;

(f)

In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or the Certificate Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account.  The Financial Assets credited to the Trust Accounts, or the Certificate Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and the Certificate Account, and (ii) the face amount of any checks which have been credited to any Trust Account or the Certificate Account but are subsequently returned unpaid because of uncollected or insufficient funds);

(g)

There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account, or the Depositor with respect to the Certificate Account.  In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(h)

The rights and powers granted under the Indenture and herein to (x) the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and (y) the Issuer have been granted in order to perfect its security interest in the Certificate Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuer nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts or of the Issuer in the Certificate Account, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuer, as applicable, has notified the Securities Intermediary of such termination in writing; and

(i)

Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Trust Accounts and the Certificate Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section 5.08, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuer, and with Entitlement Orders related to the Certificate Account issued by the Issuer, as collateral agent, without further consent by the Depositor; (2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts or the Issuer, as collateral agent with respect to the Certificate Account; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

(j)

Notwithstanding the foregoing, the Issuer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee and the Servicer to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

(k)

Each of the Depositor and the Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the UCC or this Agreement) as may be necessary to perfect the interests created by this Section 5.08 in favor of the Issuer and the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section 5.08.  The Depositor shall:

(v)

promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer’s and the Indenture Trustee’s security interest in the Trust Account Property; and

(vi)

make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Issuer and the Indenture Trustee of any such filings.

(vii)

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee and the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer).  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Trust Account Property.  In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Issuer authorizes its immediate or mediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 5.08.

None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder.  The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.  The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct.  The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

Section 5.09

Allocation of Charge-Off Amounts.  Charge-Off Amounts will first be allocated to reduce Excess Cashflow.  To the extent that Excess Cashflow has been reduced to zero, such Charge-Off Amounts will then be allocated first to the Class B Certificates until such Class has been reduced to zero, second to the Class L Certificates until such Class has been reduced to zero, and third to the Notes, pro rata, based on their respective Note Principal Amounts, until such Classes have been reduced to zero.

ARTICLE VI

EVENTS OF SERVICER TERMINATION

Section 6.01

Events of Servicer Termination; Indenture Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Servicer Termination”:

(i)

Any failure by the Servicer to furnish to the Indenture Trustee the Loan data sufficient to prepare the reports described in Article IV which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Controlling Insurer or by Holders of not less than 25% of the Note Principal Amount of the Notes; or

(ii)

Any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement which continues unremedied for a period of 30 days (or, in the case of (i) the annual statement of compliance, (ii) the annual independent public accountants’ servicing report or attestation, (iii) the annual assessment of servicing compliance required, or (iv) the certification attached thereto, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Master and the Indenture Trustee by the Controlling Party; or

(iii)

The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of any of the Notes without taking into account the Class Ax Policy or the Class Ac Policy because of the financial condition or loan servicing capability of the Servicer; or

(iv)

The Servicer shall voluntarily submit to proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Servicer or of or relating to all or substantially all of its property; or

(v)

The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 4.33 hereof; or

(vii)

A sale or pledge of any of the rights of the Servicer hereunder or an assignment of this Agreement by the Servicer or a delegation of the rights or duties of the Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Controlling Party; or

(viii)

Any failure of the Servicer to remit to the Indenture Trustee any payment required to be made to the Indenture Trustee for the benefit of Noteholders and the Certificateholders or to the Insurers under the terms of this Agreement on any Servicer Remittance Date which failure continues unremedied for a period of two Business Days after the date upon which notice of such failure shall have been given to the Servicer by the Indenture Trustee or the Controlling Insurer.

If an Event of Servicer Termination described in clauses (i) through (vii) of this Section 6.01 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Servicer Termination shall not have been remedied within any period of time prescribed by this Section 6.01, the Indenture Trustee, by notice in writing to the Servicer may, with the consent of the Controlling Insurer (so long as the Controlling Insurer is the Controlling Party) and shall, if so directed by the Controlling Party, terminate all of the rights and obligations of the Servicer hereunder and in and to the Loans and the proceeds thereof.  If an Event of Servicer Termination described in clause (ix) of this Section 6.01 shall occur, then, in each and every case, subject to applicable law, so long as such Event of Servicer Termination shall not have been remedied within the time period prescribed by clause (ix) of this Section 6.01, the Indenture Trustee with the consent of the Controlling Insurer, by notice in writing to the Servicer, shall promptly terminate all of the rights and obligations of the Servicer hereunder and in and to the Loans and the proceeds thereof.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer, and only in its capacity as Servicer under this Agreement, whether with respect to the Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under the terms of this Agreement; and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents or otherwise.  The defaulting Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the defaulting Servicer’s responsibilities and rights hereunder as Servicer including, without limitation, providing the Indenture Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Indenture Trustee or its designee to assume the defaulting Servicer’s functions hereunder and the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Servicer in the Collection Account maintained by such defaulting Servicer and any other account or fund maintained with respect to the Securities or thereafter received with respect to the Loans.  The Servicer being terminated shall bear all costs of a servicing transfer, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

The Indenture Trustee shall be entitled to be reimbursed by the Servicer (or by the Trust Estate, if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Loans properly and effectively.  If the terminated Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Estate and the Indenture Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Payment Account pursuant to Section 5.02(a) (without regard to any limitation on reimbursement of the Indenture Trustee set forth herein or in any other Operative Agreement); provided that the terminated Servicer shall reimburse the Trust Estate for any such expense incurred by the Trust Estate; and provided, further, that the Indenture Trustee (acting at the direction of the Controlling Insurer) shall decide whether and to what extent it is in the best interest of the Securityholders to pursue any remedy against any party obligated to make such reimbursement.

Notwithstanding the termination of its activities as Servicer, the terminated Servicer shall continue to be entitled to reimbursement to the extent provided in Article IV to the extent such reimbursement relates to the period prior to the Servicer’s termination; provided, however, such right of reimbursement is net of any amounts owed by the terminated Servicer but paid from amounts on deposit in the Payment Account in accordance with the prior paragraph.

If any Event of Servicer Termination shall occur, of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall promptly notify the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) and each Rating Agency of the nature and extent of such Event of Servicer Termination.  The Indenture Trustee shall immediately give written notice to the Servicer upon the Servicer’s failure to remit funds on the Servicer Remittance Date.

(b)

On and after the time the Servicer receives a notice of termination from the Indenture Trustee pursuant to Section 6.01(a) or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 4.29, the Indenture Trustee, unless another servicer shall have been appointed, shall be the successor in all respects to the Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Indenture Trustee hereunder.  In addition, the Indenture Trustee shall have no responsibility for any act or omission of the Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Servicer set forth in Section 3.02.  In the Indenture Trustee’s capacity as such successor, the Indenture Trustee shall have the same limitations on liability herein granted to the Servicer.  As compensation therefor, the Indenture Trustee shall be entitled to receive all compensation payable to the Servicer under this Agreement.

(c)

Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, bank or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor servicer as are set forth in this Agreement, as the successor to such Servicer in the assumption of all of the responsibilities, duties or liabilities of the Servicer; provided that, any successor Servicer must be acceptable to the Controlling Insurer in consultation with the other Insurer, so long as no Insurer Default has occurred and is continuing with respect to such other Insurer.  Such successor Servicer may be an Affiliate of the Indenture Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor Servicer, the Indenture Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Issuer and the Indenture Trustee for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Servicer hereunder.  The Indenture Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Servicer shall cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer’s responsibilities and rights hereunder including, without limitation, providing the Indenture Trustee and successor servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Servicer’s functions hereunder and the transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts or investment property which shall at the time be or should have been deposited by the Servicer in the Collection Account and any other account or fund maintained with respect to the Securities or thereafter be received with respect to the Loans.  Neither the Indenture Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Servicer to cooperate as required by this Agreement, (iii) the failure of the Servicer to deliver the Loan data to the Indenture Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

Section 6.02

Additional Remedies of Indenture Trustee Upon Event of Servicer Termination.  During the continuance of any Event of Servicer Termination, so long as such Event of Servicer Termination shall not have been remedied, the Indenture Trustee, in addition to the rights specified in Section 6.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Securityholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith) and the Insurers.  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Servicer Termination.

Section 6.03

Waiver of Defaults.  The Controlling Party may, on behalf of all Securityholders, waive any default or Event of Servicer Termination by the Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Payment Account or the Certificate Account that would result in a failure of the Indenture Trustee to make any required payment of principal of or interest on the Securities may only be waived with the consent of 100% of the affected Securityholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.04

Notification to Holders.  Upon termination of the Servicer or appointment of a successor to the Servicer, in each case as provided herein, the Indenture Trustee shall promptly mail notice thereof by first class mail to the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) and the Securityholders at their respective addresses appearing on the Note Register.  The Indenture Trustee shall also, within 45 days after the occurrence of any Event of Servicer Termination known to the Indenture Trustee, give written notice thereof to Securityholders, unless such Event of Servicer Termination shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.05

Directions by Securityholders and Duties of Indenture Trustee During Event of Servicer Termination.  During the continuance of any Event of Servicer Termination, the Controlling Party may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Agreement; provided, however, that the Indenture Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of the Controlling Party, unless such Controlling Party shall have offered to the Indenture Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction.

Section 6.06

Action Upon Certain Failures of the Servicer and Upon Event of Servicer Termination.  In the event that a Responsible Officer of the Indenture Trustee shall have actual knowledge of any action or inaction of the Servicer that would become an Event of Servicer Termination upon the Servicer’s failure to remedy the same after notice, the Indenture Trustee shall give notice thereof to the Servicer and, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, the Insurers.

Section 6.07

Preparation of Reports.

(a)

The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K.  Thereafter, within 15 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards customary for securities similar to the Securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”), file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), the reports listed in subsections (e) through (g) of this Section 6.07 in respect of the Trust Fund as and to the extent required under the Exchange Act each of which reports and any amendment thereof shall be signed by the Exchange Act Signing Party.  Prior to January 30, 2007, the Indenture Trustee shall, in accordance with industry standards applicable to the Securities, file a Form 15 Suspension Notification with respect to the Issuer, if applicable.  Prior to March 31, 2007, the Indenture Trustee shall file (but will not execute) a Form 10-K, in substance conforming to industry standards applicable to the Securities, with respect to the Issuer.  The Form 10-K shall include the certification required pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended (the “Form 10-K Certification”) signed by an appropriate party or parties designated by the Depositor (which Form 10-K Certification the Indenture Trustee shall not be required to sign).  The Indenture Trustee shall have no liability for any delay in filing the Form 10-K due to the failure of such party to timely sign the Form 10-K or Form 10-K Certification.  The Depositor hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor (other than the Form 10-K and the related Form 10-K Certification).  To the extent any certifications pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended, or any similar certifications which may be required to be filed with any Form 8-K, the Depositor shall designate the appropriate party to sign such certification (which shall not be the Indenture Trustee).  Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Issuer.  The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 6.07.

(b)

If so requested, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit G for the benefit of the Person(s) signing the Form 10-K Certification regarding certain aspects of such Form 10-K Certification (provided, however, that the Indenture Trustee shall not be required to undertake an analysis of, and shall have no responsibility for, any financial information, accountant’s report, certification or other matter contained therein, except for computations performed by the Indenture Trustee and reflected in distribution reports.  Nothing in this Section 6.07(b) shall relieve the Indenture Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit G.

(c)

Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Estate for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct.  The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

(d)

If the Form 10-K is signed by the Depositor pursuant to Section 6.07(a) of this Agreement then not later than March 15 of each calendar year, the Servicer shall deliver a certification in the form attached hereto as Exhibit H.

(e)

Reports Filed on Form 10-D.

(i)

Within 15 days following each Payment Date (or such later date as may be permissible due to an extension of the filing deadline under the Exchange Act), the Indenture Trustee will prepare and file on a Distribution Report on Form 10-D with respect to the Trust Fund, which Distribution Report shall include a copy of the Payment Date Statement prepared by the Indenture Trustee in respect of the related Payment Date detailing all data elements specified in Item 1121(a) of Regulation AB other than those data elements specified in Item 1121(a)(11), (12) and (14); provided, that, the Indenture Trustee shall have received from the Depositor, the Issuer, the Servicer, the Insurers, the Custodian, or any Subcontractor or Subservicer therefor no later than three Business Days after the related Payment Date, the following additional information, data, and materials, in a form suitable for conversion to the format required for filing with the Commission via EDGAR, required to be included in the Distribution Report on Form 10-D for such Payment Date:

Item 1 – Distribution and Pool Performance Information (each of the data elements specified in Item 1121(a)(11), (12) and (14) of Regulation AB);

Item 2 – Legal Proceedings (information required by Item 1117 of Regulation AB);

Item 3 – Sale of Securities and Use of Proceeds (information required by Item 2 of Part II of Form 10-Q);

Item 4 – Defaults Upon Senior Securities (information required by Item 3 of Part II of Form 10-Q);

Item 5 – Submission of Matters to a Vote of Security Holders (information required by Item 4 of Part II of Form 10-Q);

Item 6 – Significant Obligors of Pool Assets (information required by Item 1112(b) of Regulation AB);

Item 7 – Significant Enhancement Provider Information (information required by Items 1114(b)(2) and 1115(b) of Regulation AB);

Item 8 – Other Information (all other information required to be disclosed on Form 8-K during the period covered by the report and not yet reported); and

Item 9 – Exhibits (all exhibits required to be filed by Form 10-D and Item 601 of Regulation S-K other than the Payment Date Statement to be provided by the Indenture Trustee).

(ii)

After preparing the Form 10-D, the Indenture Trustee shall forward electronically a draft copy of the Form 10-D to the Exchange Act Signing Party for review and approval.  If the Servicer is the Exchange Act Signing Party and the Form 10-D includes Additional Form 10-D Disclosure, then the Form 10-D shall also be electronically distributed to the Depositor for review and approval.  No later than two Business Days prior to the 15th calendar day after the related Payment Date, a senior officer of the Exchange Act Signing Party shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Indenture Trustee will follow the procedures set forth in subsection (h)(ii) of this Section 6.07.  Promptly (but no later than one Business Day) after filing with the Commission, the Indenture Trustee will make available on its internet website a final executed copy of each Form 10-D.  Each party to this Agreement acknowledges that the performance by the Indenture Trustee of its duties under this Section 6.07(e) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 6.07(e).  The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Indenture Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.  The Indenture Trustee shall not be responsible (1) for the content of any of the information provided pursuant to clauses (e)(i)(A) – (I) above (unless such item is provided by and specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for the content of such information; provided that such information is not revised without the prior consent of the Indenture Trustee), (2) for determining whether any such information is required to be included in any Form 10-D, (3) for reformatting any information so that it is able to be filed on EDGAR or (4) for the failure to include any information if it is not provided to the Indenture Trustee on a timely basis (unless such item is specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for the failure to include such information, unless such information is not included in the final Form 10-D without the consent of the Indenture Trustee).

(f)

Reports Filed on Form 10-K.

(i)

On or prior to March 31 after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2007, and, unless and until a Form 15 Suspension Notification shall have been filed, the Indenture Trustee shall prepare and file (but will not execute) a Form 10-K in respect of the Trust Fund, which shall include the certification required pursuant to Rule 13a-14 under the Exchange Act (the “Form 10-K Certification”) signed by an appropriate party or parties (which Form 10-K Certification the Indenture Trustee shall not be required to prepare or sign) and such other information as is required by the Rules; provided, that, the Indenture Trustee shall have received from the Depositor, the Insurers (subject to the terms of the related Insurance Agreement), each Custodian, each Additional Servicer, and any Servicing Function Participant (each, a “Reporting Servicer”), no later than March 1 of each calendar year (and in the case of the Servicer, no later than the date set forth in Section 4.24 herein) prior to the filing deadline for such Annual Report, all information, data, assessments of compliance, accountant’s attestations and exhibits required to be provided or filed with such Annual Report including information, data, assessments of compliance, accountant’s attestations and exhibits required to be provided in connection with the following Items and other filing requirements of Form 10-K:

(A)

Item 9B – Other Information (information required to be reported on Form 8-K in the fourth quarter but not reported);

(B)

Item 15 – Exhibits and Financial Statement Schedules (including all exhibits required to be filed pursuant to Item 601 of Regulation S-K under the Exchange Act other than the certification specified in Item 601(b)(31)(ii) of Regulation S-K and the Assessment of Compliance, Attestation Report, and Compliance Statement specified in Item 601(b)(33), (34) and (35) of Regulation S-K with respect to those Servicing Criteria as to which the Indenture Trustee is the Item 1122 Responsible Party);

(C)

Significant Obligor Financial Information (Item 1112(b) of Regulation AB);

(D)

Significant Enhancement Provider Financial Information (Items 1114(b)(2) and 1115(b) of Regulation AB);

(E)

Legal Proceedings (Item 1117 of Regulation AB);

(F)

Affiliations and Certain Relationships and Related; Transactions (Item 1119 of Regulation AB);

(G)

Compliance with Applicable Servicing Criteria (Item 1122 of Regulation AB); and

(H)

Servicer Compliance Statement (Item 1123 of Regulation AB).

(ii)

After preparing the Form 10-K, the Indenture Trustee shall forward electronically a draft copy of the Form 10-K to the Exchange Act Signing Party for review and approval.  If the Servicer is the Exchange Act Signing Party and the Form 10-K includes Additional Form 10-K Disclosure, then the Form 10-K shall also be electronically distributed to the Depositor for review and approval.  No later than the close of business New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Exchange Act Signing Party shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Indenture Trustee will follow the procedures set forth in subsection (h) of this Section 6.07.  Promptly (but no later than one Business Day) after filing with the Commission, the Indenture Trustee will make available on its internet website a final executed copy of each Form 10-K.  The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 6.07(f) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 6.07(f), Section 4.24(a), Section 4.24(b) and Section 4.25.  The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Indenture Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.  The Indenture Trustee shall not be responsible (1) for the content of any of the information provided pursuant to clauses (f)(i)(A) – (H) above (unless such item is provided by and specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for the content of such information; provided that such information is not revised without the prior consent of the Indenture Trustee), (2) for determining whether any such information is required to be included in any Form 10-K, (3) for reformatting any information so that it is able to be filed on EDGAR or (4) for the failure to include any information if it is not provided to the Indenture Trustee on a timely basis (unless such item is specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for the failure to include such information, unless such information is not included in the final Form 10-K without the consent of the Indenture Trustee).

(iii)

Unless a Form 15 Suspension Notification with respect to the Trust Fund has been filed, if so requested, on or prior to March 15th of each year, beginning in March 2007, the Indenture Trustee shall sign a certification in the form attached hereto as Exhibit I (the “Back-Up Certification”) for the benefit of the Exchange Act Signing Party and the Person who signs the Form 10-K Certification (the “Certifying Party”) regarding certain aspects of such Form 10-K Certification, upon which the Exchange Act Signing Party and the Certifying Party can reasonably rely (provided, however, that the Indenture Trustee shall not be required to undertake an analysis of, and shall have no responsibility for, any financial information, the accountant’s report, certification or other materials contained therein, except for those computations prepared by the Indenture Trustee and reflected in the distribution report).  Nothing in this Section 6.07(f) shall relieve the Indenture Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit I.

(iv)

Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Fund for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct.  The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

(g)

Reports Filed on Form 8-K.

(i)

Within four Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), at the written direction and expense of the Depositor, the Indenture Trustee shall prepare and file Current Reports on Form 8-K in respect of the Trust Fund, as required by the Exchange Act; provided, that, the Depositor shall have timely notified the Indenture Trustee of an item reportable on a Current Report on Form 8-K and shall have delivered to the Indenture Trustee no later than two Business Days prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report, including, particularly, information, data and exhibits, in a form suitable for conversion to the format required for filing with the Commission via EDGAR, required to be provided in connection with the following Items of Form 8-K:

(A)

Item 1.01 – Entry into a Material Definitive Agreement;

(B)

Item 1.02 – Termination of a Material Definitive Agreement;

(C)

Item 1.03 – Bankruptcy or Receivership;

(D)

Item 2.04 – Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement;

(E)

Item 3.03 – Material Modification to Rights of Security Holders;

(F)

Item 5.03 – Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year

(G)

Item 6.02 – Change in Servicer or Indenture Trustee;

(H)

Item 6.03 – Change in Credit Enhancement or Other External Support;

(I)

Item 6.04 – Failure to Make a Required Distribution; and

(J)

Item 6.05 – Securities Act Updating Disclosure.

(ii)

After preparing the Form 8-K, the Indenture Trustee shall forward electronically, no later than Noon New York City time on the 3rd Business Day after the Reportable Event, a draft copy of the Form 8-K to the Exchange Act Signing Party for review and approval.  If the Servicer is the Exchange Act Signing Party, then the Form 8-K shall also be electronically distributed to the Depositor for review and approval. No later than noon New York City time on the 4th Business Day after the Reportable Event, a senior officer of the Exchange Act Signing Party shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail).  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Indenture Trustee will follow the procedures set forth in subsection (h) of this Section 6.07.  Promptly (but no later than one Business Day) after filing with the Commission, the Indenture Trustee will, make available on its internet website a final executed copy of each Form 8-K.  The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 6.07(g) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 6.07(g).  The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Indenture Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.   The Indenture Trustee shall not be responsible (1) for the content of any of the information provided pursuant to clauses (g)(i)(A) – (J) above (unless such item is provided by and specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for the content of such information; provided that such information is not revised without the prior consent of the Indenture Trustee), (2) for determining what information is required to be filed on a Form 8-K in connection with the transactions contemplated by this Agreement (unless such information is specific to the Indenture Trustee, in which case the Indenture Trustee will be responsible for making such a determination, unless such information is not included in the final Form 8-K without the consent of the Indenture Trustee), (3) for reformatting any information so that it is able to be filed on EDGAR or (4) for any late filing of a Form 8-K in the event that it does not receive all information, data, signatures and exhibits required to be provided or filed on or prior to the second Business Day prior to the applicable filing deadline.

(h)

Delisting; Amendments; Late Filings.

(i)

Prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, unless otherwise directed by the Depositor in writing, the Indenture Trustee shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

(ii)

In the event that the Indenture Trustee becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Indenture Trustee will immediately notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement and the Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Indenture Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Indenture Trustee will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Exchange Act Signing Party.  The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 6.07(h) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Indenture Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(i)

The Indenture Trustee, with the prior consent of the Depositor, may include in any Exchange Act report all relevant information, data, and exhibits as the Indenture Trustee may receive in connection with such report irrespective of any provision that may permit the exclusion of such material.  For example, the Indenture Trustee, with the prior consent of the Depositor, may file all Assessments of Compliance, Attestation Reports and Compliance Statements timely received from any Item 1122 Responsible Party irrespective of any applicable minimum pool asset percentage requirement for disclosure related to such Item 1122 Responsible Party.

(j)

Any party that signs any Exchange Act report that the Indenture Trustee is required to file shall provide to the Indenture Trustee prompt notice of the execution of such Exchange Act report along with the name and contact information for the person signing such report and shall promptly deliver to the Indenture Trustee the original executed signature page for such report.  In addition, each of the parties agrees to provide to the Indenture Trustee such additional information related to such party as the Indenture Trustee may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

Section 6.08

Compliance with Regulation AB.

Each of the parties hereto acknowledges and agrees that the purpose of Sections 6.07 of this Agreement is to facilitate compliance by the Seller, the Servicer, the Depositor and the Indenture Trustee with the provisions of Regulation AB, as such may be amended or clarified from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance from the Commission, convention or consensus among active participants in the asset-backed securities markets, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply with reasonable requests made by the Seller, the Servicer, the Depositor or the Indenture Trustee for delivery of additional or different information, to the extent such information is available or reasonably attainable, as the Seller, the Servicer, the Depositor or the Indenture Trustee may determine in good faith is necessary to comply with the provisions of Regulation AB.

ARTICLE VII

RAPID AMORTIZATION EVENTS

Section 7.01

Rapid Amortization Events.  The following shall constitute Rapid Amortization Events with respect to the Notes:

(a)

default in the payment of any interest on the Notes when the same becomes due and payable or the failure to pay any installment of principal of the Notes in accordance Section 5.03(b) of this Agreement, and such default or failure continues for a period of five Business Days, or a failure to pay the entire Note Principal Amount of any Note when the same becomes due and payable under the Indenture or on the Final Scheduled Payment Date;

(b)

failure on the part of the Issuer, the Depositor, the Seller, the Servicer or any Originator to observe or perform in any material respect any other material covenants or agreements set forth in the Mortgage Loan Sale Agreement, this Agreement, the Indenture or the related Transfer Agreement, as the case may be, which failure materially and adversely affects the Noteholders or the Insurers and continues unremedied for a period of 30 days after written notice of such failure requiring the same to be remedied shall have been given to the Issuer, the Depositor, the Seller, the Servicer or any Originator as the case may be, by the Indenture Trustee or the Insurers in accordance with the provisions of the Indenture;

(c)

the Issuer, the Servicer, the Depositor, or the Seller or any of their Subsidiaries or Affiliates shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer, the Servicer, the Depositor, or the Seller or of or relating to all or substantially all of such Person’s property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Issuer, the Servicer, the Depositor, or the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Issuer, the Servicer, the Depositor, or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(d)

the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

(e)

any draw under either Policy remains unreimbursed for a period of 90 days; or

(f)

An Event of Servicer Termination under this Agreement, has occurred.

In the case of any event described in clauses (a), (b), (e) and (f) above, a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in this Agreement, any of the Indenture Trustee or Holders holding Notes evidencing more than 50% of the Outstanding Amount of the Notes, in each case with the prior written consent of the Controlling Insurer, or the Controlling Insurer, by written notice to the Issuer, the Insurers, the Seller, and the Servicer (and to the Indenture Trustee, if given by the Noteholders or the Controlling Insurer) declare that a Rapid Amortization Event has occurred as of the date of such notice.

If a Rapid Amortization Event occurs due to the occurrence of (c) or (d) above, a Rapid Amortization Event will automatically occur.

If the Seller, the Depositor or the Servicer or any other their respective affiliates voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of such entity, on the day of any such filing or appointment with respect to (i) the Seller, or any of its Subsidiaries or Affiliates, no further Additional Balances will be transferred to the Issuer and the Seller will promptly give notice of any such filing or appointment to the Indenture Trustee, (ii) the Servicer or any of its Subsidiaries or Affiliates, no further Additional Balances relating to Loans serviced by the Servicer will be transferred to the Issuer and the Servicer will promptly give notice to the Indenture Trustee and the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) of any such filing or appointment and (iii) the Depositor or any of its Subsidiaries or Affiliates, the Depositor will promptly give notice of any such filing or appointment to the Indenture Trustee.  Within 15 days, the Indenture Trustee notify the Holders of the Notes of the occurrence of such event.

Upon the occurrence of a Rapid Amortization Event, the Servicer shall only receive principal funds upon the transfer of Additional Balances to the Trust from the Reserve Fund, funded by the purchase of such Additional Balances by the Holder of the Class L Certificate in accordance with Section 2.01(b).

ARTICLE VIII

TERMINATION

Section 8.01

Termination.  The respective obligations and responsibilities of the Servicer, the Depositor, the Issuer and the Indenture Trustee created hereby (other than obligations expressly stated to survive the termination of the Trust) shall terminate on the date which is the earlier to occur of:

(i)

the Termination Date; and

(ii)

the date that is 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

Section 8.02

Termination Prior to Final Scheduled Payment Date; and Optional Redemption.

(a)

On the Payment Date on or after which the aggregate Note Principal Amount (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the Original Note Principal Amount of all Classes of Notes (“Optional Redemption Date”), the Servicer, acting at the direction of the holders of the Class L Certificates, may purchase from the Issuer all (but not fewer than all) of the Loans and all other property, with the consent of the applicable Insurer if such purchase will result in a draw on the Class Ax Policy or the Class Ac Policy or any Reimbursement Amounts are owing to the Insurers or will be owing to the Insurers as a result of such purchase, of the Issuer at a cash price equal to the Optional Redemption Price.  The Servicer shall deliver written notice of its intention to exercise such option to the Issuer, the Insurers (if the Notes are Outstanding or any Reimbursement Amounts are due and owing to the Insurers), the Indenture Trustee and the Servicer not less than ten days prior to the applicable Payment Date.

In connection with such purchase, the Servicer shall remit to the Indenture Trustee all amounts then on deposit in the Collection Account in respect of the related Total Distribution Amount for deposit to the Payment Account, which deposit shall be deemed to have occurred immediately preceding such purchase.  Promptly following any such purchase, the Indenture Trustee or the Custodian shall release the Mortgage Files to the purchaser of such Loans pursuant to this Section 8.02, or otherwise upon its order

Section 8.03

[Reserved].

Section 8.04

Certain Notices upon Final Payment.  The Servicer or the Administrator, as applicable, shall give the Issuer, the Indenture Trustee, the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer), each Rating Agency, each Securityholder and the Depositor at least 30 days’ prior written notice of the date on which the Issuer is expected to terminate in accordance with Section 8.01, or the date on which the Securities will be redeemed in accordance with Section 8.02.  Not later than the fifth Business Day in the Due Period in which the final distribution in respect to the Securities is payable to the Securityholders, the Indenture Trustee shall mail to the Securityholders a notice specifying the procedures with respect to such final distribution.  The Indenture Trustee shall give a copy of such notice to each Rating Agency and the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) at the time such notice is given to Securityholders.  Following the final distribution thereon, such Securities shall become void, no longer outstanding and no longer evidence any right or interest in the Loans, the Mortgage Files or any proceeds of the foregoing.

Section 8.05

Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, and their respective successors and permitted assigns.  In addition, each Insurer and its respective successors and assigns shall be third-party beneficiaries to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce the provisions of this Agreement as if a party hereto.  No other Person will have any right or obligation hereunder.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01

Binding Nature of Agreement; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 9.02

Entire Agreement.  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 9.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Issuer, the Servicer, the Indenture Trustee and the Holder of the Residual Certificates, without notice to or the consent of any of the Holders of the Notes but, so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer, with the consent of the Insurers, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code, ERISA and their related regulations.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), cause an Adverse REMIC Event, nor shall such amendment adversely affect in any material respect the interests of any Holder or the Insurers.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Indenture Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder and the opinion to such effect will not be required to be given, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes without taking into account the Class Ax Policy or the Class Ac Policy.

(b)

This Agreement may also be amended from time to time by the Depositor, the Issuer, the Servicer and the Indenture Trustee with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of the Notes, the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer) and of the Holders of not less than 66-2/3% of the Class Principal Balance of the Class L Certificates and the Class B Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Indenture Trustee receives an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), to the effect that such amendment will not cause an Adverse REMIC Event; provided, further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Class of Securities, without the consent of the Holders of such Class or (ii) reduce the aforesaid percentages of Note Principal Amount of Notes or Class Principal Balance of Residual Certificates, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Note Principal Amount of the Notes and 100% of the Class Principal Balance of the Class B Certificates and the Class L Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

(c)

Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Holder, the Insurers (so long as the Notes are Outstanding or any Reimbursement Amounts remain due and owing to an Insurer), the Depositor and to each Rating Agency.

(d)

It shall not be necessary for the consent of Holders under this Section 9.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

Section 9.04

Acts of Securityholders.  Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval; provided, however, that any action, consent or approval required under this Agreement by the Securityholders will instead be taken or given by the Controlling Insurer.

Section 9.05

Recordation of Agreement.  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction and at the expense of Holders of not less than 66-2/3% of the Note Principal Amount of each Class of Notes and of the Holder of the Residual Certificates requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders, or is necessary for the administration or servicing of the Loans.

Section 9.06

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

Section 9.07

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 745 Seventh Avenue, New York, New York 10019, Attention: Mortgage Finance Greenpoint 2006-HE1, (b) in the case of the Indenture Trustee, the Paying Agent or the Administrator, U.S. Bank National Association, at its Corporate Trust Office, (c) in the case of the Servicer, GMAC Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 19044 Attention: Frank Ruhl, Vice President, (d) in the case of the Issuer, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 (e) if to the Class Ax Insurer, XL Capital Assurance Inc., 1221 Avenue of the Americas, New York, New York 10020, Attention: Attention:  Surveillance, and (f) if to the Class Ac Insurer, CIFG Assurance North America, Inc., 825 Third Avenue, Sixth Floor, New York, New York 10022, Attention: General Counsel or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the applicable register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

Section 9.08

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof.

Section 9.09

Indulgences; No Waivers.  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 9.10

Headings Not To Affect Interpretation.  The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 9.11

Benefits of Agreement.  Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 9.12

Special Notices to the Rating Agencies.

(a)

The Seller shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

(ii)

any amendment to this Agreement pursuant to Section 9.03; and

(iii)

the making of a final payment hereunder.

(b)

All notices to the Rating Agencies provided for by this Section 9.12 shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

if to Moody’s:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10004

Attention:  Residential Mortgages

Fax no.: (212) 553-4392

if to S&P:

Standard & Poor’s Ratings Service, a division

of The McGraw-Hill Companies, Inc.

55 Water Street
New York, New York  10041

Attention:  Residential Mortgages
Fax no.: (212) 438-2661

(c)

The Servicer shall make available to the Rating Agencies each report prepared pursuant to Section 4.08.

Section 9.13

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 9.14

Execution by the Issuer.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

GREENPOINT MORTGAGE FUNDING TRUST

2006-HE1

By:

WILMINGTON TRUST COMPANY, not

in its individual capacity but solely as

Owner Trustee

By:

/s/ Robert J. Perkins

Name:

Robert J. Perkins

Title:

Sr. Financial Services Officer

STRUCTURED ASSET SECURITIES CORPORATION,

as Depositor

By:

/s/ Eleen Kiernan

Name: Ellen Kiernan

Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

By:

/s/ David Duclos

Name:

David Duclos

Title: Vice President

GMAC MORTGAGE CORPORATION,

as Servicer

By:

/s/ Patricia C. Taylor

Name:

Patricia C. Taylor

Title: Vice President

Solely for purposes of Article II, Sections 3.03,

3.04, 5.05 and 5.06, accepted and

agreed to by:

LEHMAN BROTHERS HOLDINGS INC.

By: /s/ Thomas J. O’Hara

Name: Thomas J. O’Hara

Title: Managing Director

EXHIBIT A-1

FORM OF INITIAL CERTIFICATION

             Date

U.S.Bank National Association
One Federal Street, Third Floor
Boston, Massachusetts 02110
Attention:  Greenpoint Mortgage Funding Trust 2006-HE1

Structured Asset Securities Corporation
745 7th Avenue
New York, New York  10019

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044
Attention: Frank Ruhl, Vice President

XL Capital Assurance, Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Surveillance

CIFG Assurance North America, Inc.
825 Third Avenue, Sixth Floor
New York, New York 10022
Attention: General Counsel

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding

Trust 2006-HE1, as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the Transfer and Servicing Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received the documents listed in Section 2.01(d) of the Transfer and Servicing Agreement for each Mortgage File pertaining to each Loan listed on Schedule A, to the Transfer and Servicing Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement.  This certificate is subject in all respects to the terms of Section 2.02 of the Transfer and Servicing Agreement and the Transfer and Servicing Agreement sections cross-referenced therein.

[Custodian]

By:_____________________________________
     Name:
     Title:

EXHIBIT A-2

FORM OF INTERIM CERTIFICATION

             Date

U.S.Bank National Association
One Federal Street, Third Floor
Boston, Massachusetts 02110
Attention:  Greenpoint Mortgage Funding Trust 2006-HE1.

Structured Asset Securities Corporation
745 7th Avenue
New York, New York  10019

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044
Attention: Frank Ruhl, Vice President

XL Capital Assurance, Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Surveillance

CIFG Assurance North America, Inc.
825 Third Avenue, Sixth Floor
New York, New York 10022
Attention: General Counsel

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding

Trust 2006-HE1, as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the Transfer and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Loan listed in the Mortgage Loan Schedule (other than any Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(d) of the Transfer and Servicing Agreement.

The undersigned hereby certifies that as to each Loan identified on the Mortgage Loan Schedule, other than any Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Loan identified in such document.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement.  This certificate is qualified in all respects by the terms of said Transfer and Servicing Agreement including, but not limited to, Section 2.02(b).

[Custodian]

By:_____________________________________
    Name:
    Title:

EXHIBIT A-3

FORM OF FINAL CERTIFICATION

             Date

U.S.Bank National Association
One Federal Street, Third Floor
Boston, Massachusetts 02110
Attention:  Greenpoint Mortgage Funding Trust 2006-HE1.

Structured Asset Securities Corporation
745 7th Avenue
New York, New York  10019

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044
Attention: Frank Ruhl, Vice President

XL Capital Assurance, Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Surveillance

CIFG Assurance North America, Inc.
825 Third Avenue, Sixth Floor
New York, New York 10022
Attention: General Counsel

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding

Trust 2006-HE1, as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(d) of the Transfer and Servicing Agreement, the undersigned, as Custodian on behalf of the Indenture Trustee, hereby certifies that as to each Loan listed in the Mortgage Loan Schedule (other than any Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(d) of the Transfer and Servicing Agreement.

The undersigned hereby certifies that as to each Loan identified on the Mortgage Loan Schedule, other than any Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement.  This certificate is qualified in all respects by the terms of said Transfer and Servicing Agreement.

[Custodian]

By:_____________________________________
Name:
Title:

EXHIBIT A-4

FORM OF ENDORSEMENT

Pay to the order of U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) under the Transfer and Servicing Agreement dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, the Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding Trust 2006-HE1, as Issuer relating to GreenPoint Mortgage Funding Trust 2006-HE1 Home Equity Loan Asset-Backed Notes, Series 2006-HE1, without recourse.

__________________________________
[current signatory on note]

By:_______________________________
    Name:
    Title:

EXHIBIT B

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

             Date

[Addressed to Indenture Trustee
or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Transfer and Servicing Agreement dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, you, as Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding Trust 2006-HE1, as Issuer (the “Transfer and Servicing Agreement”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Loan paid in full.  (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Payment Account pursuant to the Transfer and Servicing Agreement.)

2.

The Loan is being foreclosed.

3.

Loan substituted.  (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Transfer and Servicing Agreement.)

4.

Loan repurchased.  (The Servicer hereby certifies that the Loan Purchase Price has been credited to the Payment Account pursuant to the Transfer and Servicing Agreement.)

5.

Other.  (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Transfer and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement.

_____________________________________
[Name of Servicer]

By:__________________________________
    Name:
    Title: Servicing Officer

EXHIBIT C

[Reserved]

EXHIBIT D

FORM OF ADVANCE NOTICE

             Date

[Addressed to Holder of Class
L Certificates]

In connection with that certain Transfer and Servicing Agreement dated as of August 1, 2006 by and among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Indenture Trustee, GMAC Mortgage Corporation, as Servicer, and GreenPoint Mortgage Funding Trust 2006-HE1, as Issuer (the “Transfer and Servicing Agreement”), the undersigned Servicer hereby requests that you make an advance to the Issuer in the amount of $___________ (such amount to be deposited into the Reserve Account no later than two Business Days prior to next Payment Date in accordance with Section 2.01(b) of the Transfer and Servicing Agreement), in respect of the following Draw[s]:

Loan no.:

Date of Draw:

Amount of Draw:

[Loan no.:

Date of Draw:

Amount of Draw:]

Total amount of Draws:

Amount of total covered by Principal Collections:

Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement.

_____________________________________
[Name of Servicer]

By:__________________________________
    Name:
    Title:

cc:

U.S. Bank National Association
One Federal Street, Third Floor
Boston, Massachusetts 02110
Attention:  Greenpoint Mortgage Funding Trust 2006-HE1

EXHIBIT E

CUSTODIAL AGREEMENT
U.S. Bank National Association

(on file with McKee Nelson LLP)

EXHIBIT F

CUSTODIAL AGREEMENT
Deutsche Bank National Trust Company

(on file with Mckee Nelson LLP)

EXHIBIT G

FORM OF CERTIFICATION TO BE PROVIDED TO DEPOSITOR
AND/OR SERVICER BY THE INDENTURE TRUSTEE

Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York 10019

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

Re:

GreenPoint Mortgage Funding Trust 2006-HE1
Home Equity Loan Asset-Backed Notes, Series 2006-HE1

Reference is made to the transfer and servicing agreement dated as of August 1, 2006 (the “Transfer and Servicing Agreement”), by and among GreenPoint Mortgage Funding Trust 2006-HE1, as issuer, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), GMAC Mortgage Corporation, as Servicer (the “Servicer”), and Structured Asset Securities Corporation, as depositor (the “Depositor”).  The Indenture Trustee hereby certifies to the Depositor and the Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [  ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

(ii)

Based solely upon the information provided to us by the Servicer, the information set forth in the reports referenced in (i) above does not contain any untrue statement of material fact; and

(iii)

Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Transfer and Servicing Agreement is included in these reports.

Date:

[                                  ], as Indenture Trustee

By:

Name:

Title:

EXHIBIT H

FORM OF CERTIFICATION TO BE PROVIDED
TO THE DEPOSITOR BY THE SERVICER

Re:

GreenPoint Mortgage Funding Trust 2006-HE1
Home Equity Loan Asset-Backed Notes, Series 2006-HE1

I, _______________, the senior officer of GMAC Mortgage Corporation certify that:

(i)

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Structured Asset Securities Corporation (the “Registrant”);

(ii)

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

(iii)

Based on my knowledge, the distribution of servicing information required to be provided to the Administrator by the Servicer under the Transfer and Servicing Agreement is included in these reports;

(iv)

Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the Administrator in accordance with the terms of the Transfer and Servicing Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the servicing agreement; and

(v)

The reports disclose all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement that is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Transfer and Servicing Agreement, dated August 1, 2006 (the “Transfer and Servicing Agreement”), among the Registrant as depositor, GreenPoint Mortgage Funding Trust 2006-HE1, as Issuer, the Servicer and U.S. Bank National Association as Indenture Trustee.

Date:

GMAC Mortgage Corporation, as Servicer

By:

Name:

Title:

EXHIBIT I

FORM OF BACK-UP CERTIFICATION TO BE PROVIDED TO
THE DEPOSITOR AND/OR THE SERVICER BY THE INDENTURE TRUSTEE

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Attention: Mortgage Finance, Greenpoint 2006-HE1

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

Re:

GreenPoint Mortgage Funding Trust 2006-HE1
Home Equity Loan Asset-Backed Notes, Series 2006-HE1

Reference is made to the transfer and servicing agreement dated as of August 1, 2006 (the “Transfer and Servicing Agreement”), by and among GreenPoint Mortgage Funding Trust 2006-HE1, as issuer, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), GMAC Mortgage Corporation, as Servicer (the “Servicer”), and Structured Asset Securities Corporation, as depositor (the “Depositor”).  The Indenture Trustee hereby certifies to the Depositor and the Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [   ], and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

(ii)

Based solely upon the information provided to us pursuant to Sections 6.07(e) and 6.07(f) and the information provided by us pursuant to Sections 6.07(e) and 6.07(f), the information set forth in the reports referenced in (i) above does not contain any untrue statement of material fact; and

(iii)

Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Transfer and Servicing Agreement is included in these reports.

Date:

U.S. Bank National Association, as Trustee

By:

Name:

Title:

EXHIBIT J

FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

To:

Structured Asset Securities Corporation

745 7th Avenue, 7th Floor

New York, New York 10019

Lehman Brothers Holdings Inc.

745 7th Avenue, 7th Floor

New York, New York 10019

Re:

GreenPoint Mortgage Funding Trust 2006-HE1
Home Equity Loan Asset-Backed Notes, Series 2006-HE1

Reference is made to the transfer and servicing agreement dated as of August 1, 2006 (the “Agreement”), by and among GreenPoint Mortgage Funding Trust 2006-HE1, as issuer, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), GMAC Mortgage Corporation, as Servicer (the “Servicer”), and Structured Asset Securities Corporation, as depositor (the “Depositor”).  This certification is delivered pursuant to Section 4.26 of the Agreement.  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

_________________________, the undersigned, a duly authorized _______________ of the Servicer, does hereby certify that the assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” as identified by a mark in the column titled “Applicable Servicing Criteria.”

Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	x
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

x
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

x
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	x
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

[Signature Page Follows]

[____________________],

as [________]

By:_____________________________________
Name:

Title:

EXHIBIT K

TRANSACTION PARTIES

Issuer:  Greenpoint Mortgage Funding Trust Series 2006-H1

Depositor:  Structured Asset Securities Corporation

Seller/Sponsor:  Lehman Brothers Holdings Inc.

Servicer:  GMAC Mortgage Corporation

Class Ax Insurer:  XL Capital Assurance Inc.

Class Ac Insurer:  CIFG Assurance North America, Inc.

Indenture Trustee:  U.S. Bank National Association

Custodians:  U.S. Bank National Association and Deutsche Bank National Trust Company

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(on file with the Indenture Trustee)